UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
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AMENTUM HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Notice of 2026
Annual Meeting
of Stockholders
and Proxy Statement
February 6, 2026

Amentum Holdings, Inc.
December 19, 2025
Dear Amentum Stockholder:
I would like to invite you to attend the Annual Meeting of Stockholders of Amentum Holdings, Inc. (“Amentum” or the “Company”), to be held virtually at 9:00 a.m. (EST) on February 6, 2026 (the “Annual Meeting”). A Notice of Internet Availability of Proxy Materials, which contains instructions on how to access online our Proxy Statement and our Annual Report for the fiscal year ended October 3, 2025, is first being sent to stockholders on or about December 19, 2025.
Items of business to be transacted at our Annual Meeting are:
1.
Election of thirteen director nominees;

2.
Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2026; and

3.
A non-binding, advisory vote on the compensation paid to the Company’s named executive officers in fiscal year 2025, as disclosed in the proxy statement; and

In addition to the foregoing, the Annual Meeting will include the transaction of such other business as may properly come before the meeting, or any adjournment(s), continuation(s), rescheduling(s) or postponement(s) thereof.
The Board of Directors recommends that you vote “FOR” the nominees under Proposal 1, and “FOR” Proposals 2 and 3.
Our 2026 Annual Meeting of Stockholders will be a virtual meeting conducted solely online and can be attended by visiting www.virtualshareholdermeeting.com/AMTM2026. To participate in the Annual Meeting, you will need the control number located on your proxy card or the instructions that accompanied your proxy materials.
Your vote is important. You may vote by proxy online or by telephone. In addition, if you receive paper copies of the proxy materials by mail, you may also vote by mail by following the instructions on the proxy card or voting instruction form (if you hold your shares through a broker or bank). Voting online, by telephone, by written proxy or by voting instruction form will ensure your representation at the Annual Meeting regardless of whether you participate in the virtual meeting.
We look forward to your participation in our Annual Meeting. We appreciate your investment in and support of Amentum.
Sincerely,
John Heller
Chief Executive Officer

NOTICE OF AMENTUM HOLDINGS, INC.’S 2026 ANNUAL MEETING OF STOCKHOLDERS
Time and Date:	9:00 a.m. (EST), February 6, 2026
Place:	*Virtual meeting at www.virtualshareholdermeeting.com/AMTM2026
Agenda:	1. The election of thirteen director nominees named in the proxy statement;
2. The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year 2026; and
3. A non-binding advisory vote on the compensation paid to the Company’s named executive officers for fiscal year 2025, as disclosed in the proxy statement.
In addition to the foregoing, the Annual Meeting will include the transaction of such other business as may properly come before the meeting, or any adjournment(s), continuation(s), rescheduling(s) or postponement(s) thereof.
The Board of Directors recommends that you vote “FOR” the nominees under Proposal 1, and “FOR” Proposals 2 and 3.
Record Date:	Only holders of record of the Company’s common stock on December 16, 2025 will be entitled to vote at the Annual Meeting.
Date of Distribution:	The proxy materials or a Notice of Internet Availability are first being sent to stockholders on December 19, 2025.
Proxy Voting:	Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, you may access electronic voting via the Internet or the automated telephone voting feature, both of which are described on your enclosed proxy card, or you may sign, date, and return the proxy card in the envelope provided.
* Our 2026 Annual Meeting of Stockholders will be a virtual meeting conducted solely online and can be attended by visiting www.virtualshareholdermeeting.com/AMTM2026. To participate in the Annual Meeting, you will need the control number located on your proxy card or the instructions that accompanied your proxy materials. If you plan to participate in the virtual meeting, please see “Important Information About Annual Meeting and Proxy Procedures.”
On Behalf of the Board of Directors,
Michele T. St. Mary
Chief Legal Officer, General
Counsel & Corporate Secretary
December 19, 2025

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on February 6, 2026: On December 19, 2025, we will begin mailing a notice, called the Notice of Internet Availability of Proxy Materials (the “Notice”), to our stockholders advising them that this Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended October 3, 2025 and voting instructions can be accessed over the Internet at www.proxyvote.com. You may then access these proxy materials online or you may request that a printed copy of the materials be sent to you. If you want to receive a paper or e-mail copy of these proxy materials, you may request one by telephone by calling 1-800-579-1639, online at www.proxyvote.com or by e-mail to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated on your Notice) in the subject line. There is no charge to you for requesting a copy.

PROXY STATEMENT SUMMARY
This summary highlights certain information contained elsewhere in this proxy statement. The summary does not contain all of the information that you should consider, and you should review our Annual Report on Form 10-K for the fiscal year ended October 3, 2025 (the “Annual Report”) and the entire proxy statement carefully before voting.
Unless the context otherwise indicates or requires, as used in this proxy statement, references to: (i) “Amentum,” the “Company,” “we,” “us,” “our,” or our “company” refer to Amentum Holdings, Inc., its consolidated subsidiaries and predecessors; (ii) “our Board” or “the Board” means the Board of Directors of the Company; (iii) “stockholder” means holders of our common stock; (iv) “fiscal,” refers to our fiscal years ended the closest Friday to September 30; and (v) “you,” “your,” “yours,” or other words of similar import in this proxy statement refers to stockholders entitled to vote on the matters to be presented at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”).
2026 Annual Meeting of Stockholders
Date and Time:	February 6, 2026 at 9:00 a.m. (EST)
Place:	Virtual meeting at www.virtualshareholdermeeting.com/AMTM2026
Record date:	December 16, 2025
Admission:	Our 2026 Annual Meeting of Stockholders will be a virtual meeting conducted solely online and can be attended by visiting www.virtualshareholdermeeting.com/AMTM2026. To participate in the Annual Meeting, you will need the control number located on your proxy card or the instructions that accompanied your proxy materials. If you plan to participate in the virtual meeting, please see “Important Information about Annual Meeting and Proxy Procedures.”
Voting Matters and Board Recommendations
Stockholders are being asked to vote on the following matters at the 2026 Annual Meeting of Stockholders:
Proposal	Description	Board’s Voting Recommendation	Page Reference
No. 1	Election of thirteen director nominees named in this proxy statement	FOR each director nominee	7
No. 2	Ratification of appointment of Ernst & Young LLP (“EY”) as the Company’s independent registered accounting firm for fiscal year 2026	FOR	69
No. 3	A non-binding advisory vote on the compensation paid to the Company’s named executive officers for fiscal year 2025, as disclosed in the proxy statement	FOR	70
1

How to Vote
Stockholders as of the record date may vote electronically at the virtual meeting or vote in advance by submitting a proxy by Internet, telephone, or mail as follows:
Vote by Internet	Vote by Telephone	Vote by Mail

Visit www.proxyvote.com and follow the instructions provided in the Notice	Call the phone number located on the proxy card or the Notice	If you request printed copies of the proxy materials by mail, by filling out the proxy card included with the materials
Background on the Transaction that Created Amentum
On September 27, 2024, Amentum became a public company through the consummation of the spin-off of Jacobs Solutions Inc.’s (“Jacobs”) Critical Missions Solutions business and portions of Jacobs’ Divergent Solutions business (together, the “CMS Business”) and merger with Amentum Parent Holdings LLC (including its affiliates and subsidiaries, “Legacy Amentum”) in a tax-efficient Reverse Morris Trust transaction (collectively, the “Transaction”). Prior to the spin-off, the CMS Business reorganized under a newly formed company named Amazon Holdco Inc. (“CMS”) and distributed a $911 million cash dividend payment to Jacobs, who then distributed prior to the merger approximately 80.95% of the outstanding shares of CMS common stock on a pro rata basis to Jacobs’ shareholders. In connection with the completion of the merger, CMS was renamed Amentum Holdings, Inc. On September 30, 2024, Amentum began trading on the New York Stock Exchange under the ticker symbol “AMTM”.
Amentum’s governance is subject to the provisions of our amended and restated certificate of incorporation, our amended and restated bylaws, and a stockholders agreement that Amentum entered into with Amentum Joint Venture L.P. (the former owner of Amentum Parent Holdings LLC; hereinafter “Amentum Equityholder” and including, where relevant, Sponsor Stockholder as defined below) in connection with the Transaction (the “Stockholders Agreement”). The key provisions in these documents relating to the governance of Amentum are summarized in the information statement filed as Exhibit 99.1 to the Current Report on Form 8-K of Amazon Holdco Inc. (now known as Amentum Holdings, Inc.), filed with the Securities and Exchange Commission (the “SEC”) on September 18, 2024 (the “Information Statement”).
Company Performance and Highlights
Performance highlights from Amentum’s fiscal year 2025 include:1
•
Annual Revenues of $14.4 billion, 4% growth on a pro forma basis

•
Annual Net Income of $66 million; Annual Adjusted EBITDA of $1,104 million

•
Annual Diluted Earnings Per Share of $0.27; Annual Adjusted Diluted Earnings Per Share of $2.22

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Annual Operating Cash Flow of $543 million; Annual Free Cash Flow of $516 million

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Backlog of $47 billion; Book-to-Bill — 1.6x Fourth Quarter, 1.2x Full Year

•
Reduced Net Debt to $3.6 billion and Net Leverage to 3.2x

•
Successful first year as a newly merged public company; exceeded mid-point of financial guidance and achieved key integration milestones

The proxy statement includes the presentation and discussion of Adjusted EBITDA and Adjusted EBITDA Margin, which are not measures of financial performance under Generally Accepted Accounting Principles in the United States (“GAAP”). Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the information provided in accordance with GAAP. Management believes that these non-GAAP measures provide another measure of Amentum’s results of operations and financial condition, including its ability to comply with financial covenants. See Unaudited Non-GAAP Financial Measures in Appendix A for more information and a reconciliation of our selected reported results to these non-GAAP measures.

Our Board of Directors
Each of our directors is elected by our stockholders on an annual basis to serve until the next annual meeting and until their respective successors are elected and qualified, or until such director’s earlier death, resignation or removal. Each of our current directors has been nominated for election to the Board, and you can find additional information regarding our Board nominees under “Proposal 1: Election of Directors” beginning on page 6.
Our board of directors consists of 13 members and reflects a range of ages, with three directors between ages 35 and 55, six directors between ages 56 and 67, and four directors between ages 68 and 78. Three of the directors identify themselves as women and one as African American.
			Committee Membership
Name	Director Since	Independent	Audit	Compensation	Nominating & Governance
2024 Director Nominees
Steven J. Demetriou1	2024
John Heller2	2024
Benjamin Dickson3	2024	I		M
General Vincent K. Brooks	2024	I	M		M
General Ralph E. Eberhart	2024	I		M
Alan E. Goldberg	2024	I
S. Leslie Ireland	2024	I	M	M
Barbara L. Loughran	2024	I	M		C
Sandra E. Rowland	2024	I	C
Christopher M.T. Thompson	2024	I
Russell Triedman	2024	I		C	M
John Vollmer	2024	I
Connor Wentzell	2024	I			M
C Committee Chair I Independent Director M Member

1
Executive Chair

2
Chief Executive Officer

3
Lead Independent Director

Corporate Governance Highlights
•
Eleven of our thirteen directors are independent.

•
The Audit, Compensation, and Nominating and Governance Committees are composed entirely of independent directors.

•
Our directors serve one-year terms and stand for election annually.

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We provide for a majority voting standard in our bylaws for the election of directors in uncontested elections and a plurality voting standard for the election of directors in contested elections.

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We do not have a “poison pill” in effect.

•
The Board of Directors holds regular executive sessions of independent directors.

•
We conduct annual Board and committee evaluations and self-assessments.

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Our policy on public company board service helps to ensure a director’s ability to devote necessary time to Board duties.

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Our Board of Directors and senior leadership exercise oversight in respect of corporate-wide matters, including enterprise risk management and sustainability.

•
The Board of Directors conducts an annual discussion on management succession planning, with support provided by the Nominating and Governance Committee.

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We adhere to robust executive officer and director stock ownership guidelines.

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Our policies prohibit short sales, frequent trading, and derivative transactions in our equity, as well as hedging, pledging and the use of margin accounts.

•
Our policies include a provision for the recoupment from executives of equity-based compensation in the event of misconduct leading to a financial restatement.

•
Our Investor Relations team and management regularly engage with current and potential stockholders.

Executive Compensation Highlights
•
We foster alignment between pay and performance (both company success and shareholder value).

•
We emphasize variable pay (short- and long-term incentives) over fixed pay (salary).

•
We emphasize long-term versus short-term pay.

•
We require our executives and directors to satisfy meaningful stock ownership requirements.

•
We ensure an appropriate peer group to benchmark executive compensation.

•
We review on a regular basis our executive talent, performance, deployments, and succession.

•
We evaluate policies and programs on a regular basis to ensure competitiveness and alignment to organizational goals.

•
We limit excessive compensation for executives by setting compensation caps and restricting excessive perks and non-monetary benefits.

Additional details about our executive compensation philosophy and structure can be found in the Compensation Discussion and Analysis (“CD&A”), starting on page 42.
Sustainability Discussion and Highlights
Our approach to sustainability takes the core elements of our corporate values and instills them into our business strategy with the purpose of challenging convention and driving progress to bring solutions to the most significant challenges in science, security and sustainability. Doing so provides an advantage that benefits our shareholders, employees, customers, and the communities where we live and serve.
To advance our initiatives around sustainability, we have devised a plan of governance through the Nominating and Governance Committee of our Board having oversight of the Company’s sustainability strategy. To facilitate the strategy, Amentum established a Sustainability Lead to delineate clear pathways around the Company’s related efforts. With support and backing from cross-functional leaders around the enterprise, each holding operational or policy-level responsibility for an area of performance that relates to our sustainability priorities, the Sustainability Lead serves as an advisory body to our Executive Leadership Team on sustainability matters.
We released our 2024 Impact Report in July 2025. The 2024 Impact report reflected pre-Transaction actions and included information from both the Legacy Amentum and CMS businesses. Our next step will be to issue our Impact Report in 2026 to reflect post-closing operations as a public company, adhering to regulations and following guidelines and reporting frameworks applicable to our Company and industry.

Human Capital Management
Our team of experienced senior executives leads Amentum with a history of developing, engineering and delivering complex technical and management solutions to a broad base of U.S. and allied government agencies, and customers in international and commercial markets. With significant experience in relevant industries or roles, this team is respected by customers, business partners and employees for their technical expertise across the defense, security, intelligence, energy and environmental markets. Recognized for their ethical behavior, focus on employee safety, commitment to collaboration, and personal embrace of Amentum’s core values, they lead by example in support of their leadership brand.
Our team is focused on delivering purpose-driven solutions. We hold ourselves accountable to our team, customers, company, and communities and innovate as a team passionate about making a difference in an ever-changing world. Our culture and values embrace collaboration, which serve as a beacon for sharing our continued success and experience with all our customers’ missions.
We have created a values-driven culture by fostering a sense of belonging, welcoming all perspectives and contributions, and providing equal access to opportunities and resources for everyone. Our high-performing culture supports a best-in-class employee experience. In combination, our ethics and compliance program, high-performing culture, and core values provide our workforce with clarity on what is expected to be successful as an Amentum employee.
Amentum has approximately 50,000 employees, which excludes employees of our joint ventures. These personnel are assigned across all 50 states and in over 70 countries.
A significant portion of Amentum’s workforce is made up of veterans who served in our nation’s armed forces. Our employees, both domestic and international, are deeply embedded in our customer missions in positions of trust, as more than 50% of our employees hold either a special access or security clearance.

PROPOSAL 1: ELECTION OF DIRECTORS
Election of Directors
Each of our current directors has been nominated for election to the Board for a one-year term, expiring at the 2027 Annual Meeting of Stockholders and when his or her successor is duly elected and qualified, or until such director’s earlier death, resignation or removal. To be elected in an uncontested election, a nominee must receive a majority of the votes validly cast with respect to that nominee’s election at an annual meeting at which a quorum has been established. To be elected in a contested election, a nominee must receive the vote of a plurality of the votes validly cast at an annual meeting at which a quorum has been established.
Board Skills Matrix
The Nominating and Governance Committee and the Board believe that each director nominee is well qualified for the role in terms of skills and experiences relevant to the Company, as reflected in the board skills matrix below. Collectively, the director nominees bring significant public company, financial, government, and strategic experience that will enable the Board to provide sound and prudent guidance with respect to the Company’s operations and interests and that will further the long-term interests of the Company’s stockholders.
	Steven J. Demetriou	John Heller	Benjamin Dickson	General Vincent K. Brooks	General Ralph E. Eberhart	Alan E. Goldberg	S. Leslie Ireland	Barbara L. Loughran	Sandra E. Rowland	Christopher M.T. Thompson	Russell Triedman	John Vollmer	Connor Wentzell
Independent Director			●	●	●	●	●	●	●	●	●	●	●
Audit Committee Financial Expert (SEC Rules)								●	●
Financially Literate (NYSE Rules)	●	●	●	●	●	●	●	●	●	●	●	●	●
Security Clearance	●	●		●	●		●				●	●
Experience
Chief Executive Officer (CEO) Public Company	●	●								●
CEO Private Company	●	●			●	●				●		●
Chief Financial Officer (CFO)		●							●			●
Government / Military		●		●	●		●
International Operations	●	●		●	●	●	●	●	●	●	●	●
Strategic Competencies
Financial (Reporting, Auditing, Internal Controls)	●	●	●	●	●	●	●	●	●	●	●	●	●
Strategy / Business Development / Mergers & Acquisitions (M&A)	●	●	●	●	●	●	●	●	●	●	●	●	●
Talent / Organization Development	●	●	●	●	●	●	●	●	●	●	●	●	●
Project Delivery	●	●	●	●	●	●	●	●		●	●	●	●
Legal / Risk Management / Compliance	●	●	●	●	●	●	●	●	●	●	●	●	●
Public Company / Governance	●	●	●	●	●	●	●	●	●	●	●	●	●
Technology & Innovation	●	●	●	●	●		●	●	●	●		●	●
Data Privacy & Security / Cybersecurity			●	●			●						●

Director Nominees
The thirteen nominees for election as directors are listed below. If elected, the nominees for election as directors will serve for one-year terms and until their successors are elected and qualify. Unless you instruct us on the proxy card to vote differently, we will vote signed, returned proxies FOR the election of such nominees. If for any reason any nominee cannot or will not serve as a director, we may vote such proxies for the election of a substitute nominee designated by the Board.
Director	Principal Occupation, Business Experience and Other Directorships Held
Steven (Steve) J. Demetriou
Age: 67 Director since 2024 Executive Chair
Steve Demetriou is the executive chair of the board of directors of Amentum. He joined Jacobs Solutions Inc. (Jacobs) as CEO in 2015. In 2016, he became chair and chief executive officer of Jacobs. In January 2023, upon retiring as chief executive officer, he continued as the executive chair of Jacobs’ board of directors, where he served until the closing of Amentum’s merger with Jacobs’ Critical Mission Solutions and Cyber and Intelligence businesses.
During his tenure as CEO, Mr. Demetriou steered a profound reshaping of Jacobs’ business portfolio, operations and culture. Under his leadership, the company accelerated profitable growth and transformed into a leading, next-generation solutions provider by tackling some of the world’s biggest challenges for thriving cities, resilient environments, mission-critical outcomes, operational advancement, scientific discovery, and cutting-edge manufacturing.
Mr. Demetriou’s broad international business perspectives are the product of more than 35 years in leadership and senior management roles across a wide range of industries. This includes serving as president and CEO of Noveon Inc. (2001 – 2004) and chairman and CEO of Aleris Corporation (2004 – 2015). He holds a Bachelor of Science degree in chemical engineering from Tufts University.
In addition to serving on Amentum’s board, Mr. Demetriou also serves on the boards of FirstEnergy Corp. and Arcosa Inc.
Specific qualifications, experience, skills, and expertise include:
•
Public company CEO, Executive Chair, and directorship experience;

•
Core business skills, including financial and strategic planning; and

•
Deep understanding of our Company, its history, and culture.

Director	Principal Occupation, Business Experience and Other Directorships Held
John Heller
Age: 63 Director since 2024 Chief Executive Officer
As the chief executive officer for Amentum, John Heller’s responsibilities include planning and directing the strategy and execution of the operating activities for all 50,000 employees in approximately 80 countries around the world.
Prior to the Amentum-Jacobs’ Critical Mission Solutions business merger, Mr. Heller was the chief executive officer of the legacy Amentum company since 2022, where he led the company’s integration of two multi-billion dollar acquisitions. Under his leadership, Amentum transformed into an industry-leading provider of engineering, system integration, and project management services to the U.S. government and partners.
Before his role at Amentum, Mr. Heller served as chief executive officer and president at PAE from 2013 to 2021. Prior to that, he served as senior vice president and chief operating officer of Engility Corporation after the company was spun off from L-3 Communications from 2012 to 2013. He also held several leadership positions at Harris Corporation from 2007 to 2012, including president of Harris IT Services, served as CEO of Netco, Inc., a Cerberus Capital Management portfolio company from 2004 to 2006, and held the president and chief operating officer role at Multimax, Inc. from 2006 to 2007.
Mr. Heller started his career in the U.S. Army serving in various leadership positions as a logistics officer. He then attended graduate business school and joined Deloitte Consulting. Following a decade in the consulting field, Mr. Heller attained his first CEO position at Rentport, Inc., a portfolio company of Catterton Partners (now L Catterton), a venture capital and private equity firm.
Mr. Heller graduated from the U.S. Military Academy at West Point and earned a master’s degree in business administration from the University of Pittsburgh. Today he serves on their Chancellor’s Global Advisory Council. In recognition of his achievements and contributions in the field of business, Mr. Heller was also named the university’s Katz Graduate School Distinguished Alumni Honoree. As part of his support to the government services industry, Mr. Heller also serves as the Vice-chair for the Professional Services Council board of directors and executive committee. Mr. Heller is a well-recognized leader in the government contracting industry, being awarded 2024 CEO of the Year by WashingtonExec and 2024 ACG CEO of the Year; he has been in the Washington100 list of top executives multiple times over his career.
Specific qualifications, experience, skills, and expertise include:
•
Operating and management experience, including as the CEO of public and privately owned companies;

•
Core business skills, including financial and strategic planning; and

•
Deep understanding of our Company, its history, and culture.

Director	Principal Occupation, Business Experience and Other Directorships Held
Benjamin Dickson
Age: 44 Director since 2024 Lead Independent Director Committee: • Compensation
Benjamin Dickson is the lead independent director on Amentum’s board of directors. He currently serves as a managing director of American Securities LLC, which he joined in 2011. He is a former member of the board of managers of the general partner of Amentum Joint Venture LP. Mr. Dickson has extensive experience serving as a director of private companies. In addition to serving on the board of Amentum, Mr. Dickson serves on the board of directors of several current American Securities LLC portfolio companies, including serving as chairman of the board of directors of NAPA and SimonMed and as a director of The Aspen Group.
Prior to joining American Securities LLC, Mr. Dickson served as the director of corporate development at Active Interest Media, as an investment professional with GTCR and Wind Point Partners, and as a management consultant with McKinsey & Company.
Mr. Dickson holds Bachelor of Science degrees in accounting and finance from Indiana University’s Kelley School of Business and a Master of Business Administration degree from Northwestern University’s Kellogg School of Management. He brings more than 19 years of private equity investing and director experience.
Specific qualifications, experience, skills, and expertise include:
•
Private equity investing and directorship experience;

•
Operating and management experience; and

•
Core business skills, including financial and strategic planning.

Director	Principal Occupation, Business Experience and Other Directorships Held
General Vincent K. Brooks (U.S. Army, retired)
Age: 67 Director since 2024 Independent Committees: • Audit • Nominating & Governance
General Vincent K. Brooks is a member of Amentum’s board of directors and has served as a principal of WestExec Advisors LLC since 2020. He served on the Jacobs board of directors from 2020 until the closing of Amentum’s merger with Jacobs’ Critical Mission Solutions and Cyber and Intelligence businesses. He is a former four-star general in the United States Army, from which he retired in 2019. He served as commander of Korean and U.S. combined forces in the Republic of Korea from 2016 to 2018 and held numerous high-level command and staff positions within the armed forces from 1980 to 2019. He currently serves as a director of and as the chair of the nominating and corporate governance committee of Diamondback Energy Inc. where he also serves on the Audit Committee and on the Safety, Sustainability and Corporate Responsibility Committee. He is a former director of Verisk Analytics Inc. where he served from 2020 to 2025.
General Brooks also serves as vice chair of the Gary Sinise Foundation, is a life member of the Council on Foreign Relations, and serves as a distinguished fellow at the University of Texas at Austin Clements Center for National Security and Strauss Center for International Security and Law. He previously served as a member of the CIA Director’s External Advisory Board, as a member of the Defense Advisory Committee on Diversity and Inclusion, as the Class of 1951 Distinguished Chair for the Study of Leadership at the U.S. Military Academy at West Point, as the Chair and President of the Korea Defense Veterans Association, and as a visiting senior fellow at Harvard Kennedy School Belfer Center for Science and International Affairs.
General Brooks holds a Bachelor of Science degree in engineering from the U.S. Military Academy at West Point and a master’s degree in military art and science from the U.S. Army School of Advanced Military Studies at Fort Leavenworth, Kansas. General Brooks brings to our board of directors valuable leadership skills and expertise developed through his military service. His areas of expertise include leadership in complex organizations, national security, international relations, geopolitical dynamics, risk assessment and mitigation, military operations, combating terrorism, countering the proliferation of weapons of mass destruction, cybersecurity, and inclusion and diversity.
Specific qualifications, experience, skills, and expertise include:
•
Significant government experience, particularly in national security, international relations, and military operations;

•
Operating and management experience; and

•
Public company directorship and committee experience.

Director	Principal Occupation, Business Experience and Other Directorships Held
General Ralph E. (Ed) Eberhart (U.S. Air Force, retired)
Age: 78 Director since 2024 Independent Committee: • Compensation
General Ralph E. Eberhart is a member of Amentum’s board of directors and served on the board of directors of Jacobs from 2012 until the closing of Amentum’s merger with Jacobs’ Critical Mission Solutions and Cyber and Intelligence businesses. General Eberhart is a former four star general in the United States Air Force, a rank he held from 1997 to 2005. General Eberhart also held numerous high-level command and staff positions within the Air Force and the Department of Defense from 1968 to 2005. He is a former commander of the U.S. Northern Command, North American Aerospace Defense Command, U.S. Space Command, Air Force Space Command, Air Combat Command & U.S. Forces, Japan. He also served as vice chief of the United States Air Force. He has served as the chair of the board of VSE Corp. since 2019 and has served on its board since 2007. He also serves on the board of Segs4Vets.
In the past, General Eberhart previously served as the chair of the board of Triumph Group, Inc. and on the boards of TERMA North America Inc. and Rockwell Collins. General Eberhart is the chair of the American Air Museum in Britain, serves on the board of trustees of Palmer Land Conservancy and is a trustee of the Falcon Foundation. He is a member of the Council of Foreign Relations and the Colorado Thirty Group. General Eberhart brings extensive leadership skills developed through his military service.
General Eberhart holds a Bachelor of Science degree in political science from the United States Air Force Academy and a master’s degree in political science from Troy State University. His 36-year military career provides our board of directors with valuable insights and knowledge into leadership, government and military issues.
Specific qualifications, experience, skills, and expertise include:
•
Significant government experience, particularly in military operations;

•
Public and private company directorship and committee experience; and

•
Operating and management experience.

Director	Principal Occupation, Business Experience and Other Directorships Held
Alan E. Goldberg
Age: 71 Director since 2024 Independent
Alan Goldberg is a member of the board of directors of Amentum and is the co-founder and chief executive officer of Lindsay Goldberg, positions he has held since the firm’s inception in 2001. Prior to co-founding Lindsay Goldberg, he held several leadership positions at Morgan Stanley, including serving as chairman and chief executive officer of Morgan Stanley Private Equity. Mr. Goldberg has extensive experience serving as a director on the boards of directors of private and public companies, including most recently serving as a director on the boards of directors of Reign Research Holdings and Stelco Holdings Inc. (TSX: STLC).
Mr. Goldberg holds a Bachelor of Arts degree in economics and philosophy and a Master of Business Administration degree from New York University, and a Juris Doctor degree from Yeshiva University. He brings more than 40 years of investing and public and private company director experience in the industrials, professional services and healthcare industries to our board of directors.
Specific qualifications, experience, skills, and expertise include:
•
Private and public company directorship experience;

•
Expertise in the financial, industrial, professional services, and healthcare industries; and

•
Core business skills, including financial and strategic planning.

Director	Principal Occupation, Business Experience and Other Directorships Held
S. Leslie Ireland
Age: 66 Director since 2024 Independent Committees: • Audit • Compensation
Leslie Ireland is a member of the board of directors of Amentum and served in the U.S. Intelligence Community for approximately 31 years. In her final assignment in federal service, Ms. Ireland was the Assistant Secretary for Intelligence and Analysis of the U.S. Department of the Treasury, and the National Intelligence Manager for Threat Finance for the Office of the Director of National Intelligence. Before joining the Treasury in 2010, Ms. Ireland was the daily intelligence briefer for President Barack Obama. She also served as the Iran Mission Manager, responsible for overseeing the intelligence process on Iran for the entire U.S. government. Ms. Ireland worked at the Central Intelligence Agency for 25 years in positions of increasing responsibility, including work on assignments focused on the Middle East and weapons of mass destruction. She retired from federal service in November 2016.
Ms. Ireland served as a director of Citigroup Inc. from October 2017 to April 2025. She currently serves on the board of the Stimson Center, a non-profit organization. She is a member of the Cyber Advisory Board for the CEO of Chubb Insurance and Chubb’s Executive Management Team. She is also a member of Tapestry Networks Cyber Risk Director Network.
Ms. Ireland holds a bachelor’s degree from Franklin & Marshall College and a master’s degree from Georgetown University. She brings more than 30 years of in-depth experience in the Intelligence Community to our board of directors.
Specific qualifications, experience, skills, and expertise include:
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Significant government experience, particularly in national security and the Intelligence Community;

•
Public company and not-for-profit organization directorship experience; and

•
Core business skills, including financial and strategic planning.

Director	Principal Occupation, Business Experience and Other Directorships Held
Barbara (Barb) L. Loughran
Age: 62 Director since 2024 Independent Committees: • Audit • Nominating & Governance (Chair)
Barb Loughran is a member of the board of directors of Amentum and served on the board of directors of Jacobs from 2019 until the closing of Amentum’s merger with Jacobs’ Critical Mission Solutions and Cyber and Intelligence businesses. She served as Jacobs’ audit committee chair and on the enterprise risk & ESG committee. Previously, Ms. Loughran was a partner at PricewaterhouseCoopers LLP (PwC) until 2018, serving global public company clients across a wide range of industries. Additionally, she served as a partner in PwC’s national office working with the Securities and Exchange Commission and clients as they accessed the capital markets and responded to regulatory requirements. Ms. Loughran has also been on the board of Armstrong World Industries since 2019, serving as audit committee chair and on the nominating, governance & sustainability and finance committees. She is also an advisory board member for Conquer.AI, an AI consulting group.
Ms. Loughran holds a bachelor’s degree from Franklin & Marshall College and a Master of Business Administration degree from the University of Pennsylvania’s Wharton School. Ms. Loughran brings more than 35 years of global experience working with Fortune 500 executives and boards as they navigate strategic, transformational and operational issues.
Specific qualifications, experience, skills, and expertise include:
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Broad and in depth industry experience across professional services, industrial, manufacturing, engineering and consumer products;

•
Public company directorship and audit committee chair experience; and

•
Core business skills, including M&A, risk management, accounting, financial and strategic planning, and corporate governance.

Director	Principal Occupation, Business Experience and Other Directorships Held
Sandra E. Rowland
Age: 54 Director since 2024 Independent Committee: • Audit (Chair)
Sandra Rowland is a member of the board of directors of Amentum. From 2020 to 2023, Ms. Rowland served as senior vice president and chief financial officer of Xylem Inc., a leading water technology company, during which she played a central role in the company’s $7.5 billion acquisition and integration of Evoqua Water Technologies Corp., and served as a senior advisor from 2023 to 2024. From 2015 to 2020, Ms. Rowland served as executive vice president, and chief financial officer of Harman International Industries Inc., a global leader in connected car and audio solutions. She was instrumental in Samsung Electronics’ acquisition of Harman, a NYSE publicly traded Fortune 500/S&P 500 Company in 2017. From 2012 to 2014, Ms. Rowland led corporate development and investor relations. Earlier in her career, Ms. Rowland held various financial leadership positions at Eastman Kodak Company and PricewaterhouseCoopers LLP.
Ms. Rowland currently serves on the board of directors and the audit and human resources committees of Oshkosh Corporation, a leading innovator of purpose-built vehicles and equipment. She also serves as board member and chair of the audit committee of Fortifi Food Processing Solutions, a portfolio company of KKR & Company Inc.
Ms. Rowland holds a bachelor’s degree in economics and business from Lafayette College and a Master of Business Administration degree from the University of Rochester’s William E. Simon School of Business. She brings more than 30 years of experience in financial strategy, investor relations, mergers and acquisitions, and accounting and finance operations to our board of directors.
Specific qualifications, experience, skills, and expertise include:
•
Expertise in finance and accounting operations, financial strategy, investor relations, and mergers and acquisitions;

•
Public company directorship and audit committee experience; and

•
Core business skills, including financial and strategic planning.

Director	Principal Occupation, Business Experience and Other Directorships Held
Christopher M.T. Thompson
Age: 77 Director since 2024 Independent
Christopher Thompson is a member of the board of directors of Amentum and served on the board of Jacobs from 2012 and from 2020 as Lead Independent Director until the closing of Amentum’s merger with Jacobs’ Critical Mission Solutions and Cyber and Intelligence businesses. Mr. Thompson has served on the boards of directors of Royal Gold Inc. from 2013 to 2020, Golden Star Resources Ltd. from 2010 to 2015, and Teck Resources Limited from 2003 to 2014. Additionally, from 2002 to 2005, he served as chairman of the World Gold Council and from 1998 to 2005, he served as director, chairman and chief executive officer of Gold Fields Ltd., a gold mining company.
Earlier in his career, Mr. Thompson founded and led the formation of Castle Group Inc., a manager of institutionally funded venture capital partnerships that invested in the development of new gold mines globally, from 1985 to 1998. Prior to his experience at Castle Group Inc., Mr. Thompson was a mining analyst, partner and director of Gordon Securities in Toronto from 1978 to 1982. In addition, from 1971 to 1978, he worked for the Anglo American Corporation in South Africa and Canada as assistant divisional manager of the Gold Division and, subsequently, the Finance Division. He has also served on private boards of directors and engaged with the community, including, from 2013 to 2017, as a member of the board of directors of The Colorado School of Mines Foundation, and from 1998 to 2002, as a member of the board of directors and vice president of the South African Chamber of Mines and a member of the board of directors of Business Against Crime South Africa.
Mr. Thompson holds a bachelor’s degree in law and economics from Rhodes University in South Africa, and a master’s degree in business management from Bradford University in the United Kingdom. He has an extensive background in international operations, finance and strategic leadership in a range of industries, including investments and mining. Mr. Thompson brings valuable insight and independent leadership to our board of directors regarding the day-to-day operations of large global organizations, risk management and corporate best practices.
Specific qualifications, experience, skills, and expertise include:
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Public and private company CEO and directorship experience;

•
Expertise in finance, risk management, and global businesses; and

•
Core business skills, including financial and strategic planning.

Director	Principal Occupation, Business Experience and Other Directorships Held
Russell Triedman
Age: 56 Director since 2024 Independent Committees: • Compensation (Chair) • Nominating & Governance
Russell Triedman is a member of the board of directors of Amentum and a managing partner at Lindsay Goldberg, which he joined at its inception in 2001. He is a former member of the board of managers of the general partner of Amentum Joint Venture LP. Mr. Triedman has extensive experience serving as a director of private and public companies and serves in such roles at companies owned by Lindsay Goldberg funds.
Mr. Triedman holds a Bachelor of Science degree in applied mathematics and economics from Brown University and a Juris Doctor degree from the University of Chicago Law School. He brings more than 25 years of investing and director experience in the industrials, government contracting, and other professional services industries to our board of directors.
Specific qualifications, experience, skills, and expertise include:
•
Public and private company directorship experience;

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Private equity investing experience; and

•
Core business skills, including financial and strategic planning.

John Vollmer
Age: 68 Director since 2024 Independent
John Vollmer is a member of the board of directors of Amentum and the former chairman and member of the board of managers of the general partner of Amentum Joint Venture LP. Previously, Mr. Vollmer served as chief executive officer of Amentum from 2020 to 2022, as president of the AECOM Management Services Group from 2016 to 2020, and as group and executive vice president and chief operating officer of URS Corporation Federal Services from 2009 to 2015. Additionally, he is a member of the First Tee of Greater Washington DC Capital Campaign Cabinet, supporting youth development that empowers young people through golf and life skills.
Mr. Vollmer graduated from Flagler College with a degree in business economics. He brings more than 40 years of experience working with military and other federal agency clients providing IT, communications and command and control solutions globally to our board of directors.
Specific qualifications, experience, skills, and expertise include:
•
Chief executive officer and chief operating officer experience;

•
Understanding of government contracting; and

•
Deep understanding of our Company, its history, and culture.

Director	Principal Occupation, Business Experience and Other Directorships Held
Connor Wentzell
Age: 35 Director since 2024 Independent Committee: • Nominating & Governance
Connor Wentzell is a member of the board of directors of Amentum. Mr. Wentzell currently serves as a principal of American Securities LLC, which he joined in 2014. He is a former member of the board of managers of the general partner of Amentum Joint Venture LP. He also serves as a director of American Securities LLC portfolio companies, including currently serving as a director of Learning Care Group and previously serving as a director of Blue Bird Corporation (NASDAQ: BLBD). Prior to joining American Securities LLC, Mr. Wentzell worked at Evercore Partners from 2012 to 2014.
Mr. Wentzell holds a Bachelor of Arts degree in economics from Harvard University and a Master of Business Administration degree from the University of Pennsylvania’s Wharton School of Business. He brings more than 10 years of private equity investing and director experience in the government services, aerospace and defense, and financial services industries to our board of directors.
Specific qualifications, experience, skills, and expertise include:
•
Private equity investing and directorship experience;

•
Expertise in the aerospace & defense and financial services industries; and

•
Core business skills, including financial and strategic planning.

The Board of Directors recommends a vote FOR each of the director nominees.

CORPORATE GOVERNANCE AND GENERAL INFORMATION CONCERNING THE BOARD OF DIRECTORS AND COMMITTEES
Our Board of Directors
The business and affairs of the Company are managed under the direction and supervision of the Board. The principal duty of the Board is to exercise its oversight powers in accordance with its fiduciary duties to the Company and in a manner it reasonably believes to be in the best interests of the Company and its stockholders. Accordingly, the Board oversees the strategy, operations, and management of the Company. The Board is responsible for guiding and supervising management, which has responsibility for the day-to-day strategy and operations of the Company. The Board’s objective is to maximize stockholder value by supporting the long-term success of the Company.
The Board will generally have at least four regular meetings per year, and special meetings as necessary. The Board meets in executive session and the independent directors meet in executive session during each regular meeting. Consistent with the Company’s Corporate Governance Guidelines, Benjamin Dickson was appointed to serve as the Lead Independent Director, effective as of the closing of the Transaction. The Lead Independent Director’s responsibilities include presiding over executive sessions of the independent directors; presiding, if the Chair is absent, at Board meetings; and consulting with the Chair to set meeting agendas.
The Board and its committees establish annual calendars of activities to guide the development of their agendas during the year. The Executive Chair, in consultation with the Chief Executive Officer, the Lead Independent Director and any other executive officers as needed, and after taking into account suggestions from other members of the Board, sets the agenda for each Board meeting and distributes such agenda in advance of any meeting to each director. Directors are encouraged to raise topics that are not on a meeting agenda and to suggest topics for future agendas. Each director is provided written materials in advance of each meeting, and the Board and its committees provide feedback to, and make requests of, management at each of their meetings.
Corporate Governance Guidelines
As noted above, the Board has adopted Corporate Governance Guidelines. The Board and the Nominating and Governance Committee are responsible for reviewing and recommending to the Board any changes to these guidelines as they deem necessary and appropriate. The Nominating and Governance Committee is responsible for overseeing the Company’s corporate governance practices and profile, including, as appropriate, the legal standards and industry practices associated with such governance practices and profile. The Corporate Governance Guidelines are available on the Investor Relations portion of our website, www.amentum.com.
Codes of Conduct and Ethics
Our website also includes the Company’s Code of Conduct, which is applicable to our directors and all employees, and the Company’s Code of Ethics for Senior Financial Officers, which is applicable to the Company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller, and any other persons performing similar functions. Each such code was adopted by the Board and may be accessed on the Investor Relations portion of our website, www.amentum.com. We will disclose on the Investor Relations portion of our website any amendments to the Code of Conduct or Code of Ethics for Senior Financial Officers and any waiver granted to an executive officer or director under these codes. No such waivers have been sought or granted to date. The information found on the Company’s website is not part of this proxy statement nor is it incorporated into any other filings the Company makes with the Securities and Exchange Commission (the “SEC”).

Board Meetings and Attendance
Directors are expected to attend each Board meeting, each meeting of the committees on which they serve, and the Annual Meeting of Stockholders. Directors are expected to spend the necessary time preparing for and during each meeting in order to discharge their duties diligently and responsibly.
In the Company’s 2025 fiscal year, our Board held 5 meetings, and its committees held a total of 17 meetings.
Fiscal Year 2025 Board and Committee Meetings and Attendance
Board or Committee	Number of Meetings Held
Board of Directors	5
Audit Committee	8
Compensation Committee	5
Nominating and Governance Committee	4
Each of the members of the Board attended more than 75% of the total Board meetings and meetings held by the committees of the board on which each director served.
Board Leadership Structure
Our current Board leadership structure includes an Executive Chair and a Lead Independent Director. Consistent with the merger agreement, Steven J. Demetriou is expected to serve as the Executive Chair of the Board of Directors until September 27, 2026. Our Corporate Governance Guidelines provide for the appointment of a Lead Independent Director whenever the Chair of the Board of Directors is not independent, as defined by the rules of the NYSE and in accordance with our director independence guidelines. Because Mr. Demetriou is an employee of Amentum and is therefore not independent in accordance with the rules of the NYSE and in accordance with our Corporate Governance Guidelines, the Board of Directors appointed Benjamin Dickson as Lead Independent Director. Consistent with the Stockholders agreement, until September 27, 2026, the Lead Independent Director will be a director that was proposed or nominated by Amentum Equityholder (and reasonably acceptable to Jacobs), while the chair of the Nominating and Governance Committee will be a director that was not proposed or nominated by Amentum Equityholder.
The Lead Independent Director presides over all meetings of independent directors at which he or she is present. The Board believes that the role of the Executive Chair, combined with the authority given to the Lead Independent Director, effectively represents the interests of stockholders and enables the Board to discharge appropriate levels of independence, oversight and responsibility to serve the Company. The Board exercises strong, independent oversight through frequent executive sessions and wholly independent Board committees.
Succession Planning and Talent Reviews
Our Corporate Governance Guidelines establish a robust process for the succession of directors that is aimed at retaining an appropriate balance with respect to the expertise and experience on the Board. The Board will work with senior management to ensure that effective plans are also in place for management succession. As part of this process, the CEO reviews succession planning and management development with the Board and the appropriate committees on an annual basis or as otherwise appropriate. This succession planning includes the development of policies and principles for selection of the CEO, including succession in the event of an emergency and the establishment of a standing recommendation for successors. The Nominating and Governance Committee is responsible for overseeing the CEO succession planning process.
Risk Oversight
Our Board and its committees oversee the Company’s enterprise risk management framework. In carrying out this responsibility, the Board has primary responsibility for overseeing significant business risks, including financial, operational, data and cyber security, legal and compliance, geopolitical, environmental, and reputational risks. The Board is regularly briefed by management on risk management considerations and steps taken to monitor and mitigate these risks. One of the primary tools that facilitates the Board’s oversight and mitigation of risk is the Company’s Enterprise Risk Management (“ERM”) Program, which is designed to look holistically at risks that may cause a material, adverse impact to the Company’s operations, reputation, or value. As part of the ERM Program, our Chief Operating Officer directs and chairs an ERM steering committee, which is comprised of members of senior management, including our Chief Financial Officer, Chief Legal Officer, Chief Information Officer, Chief Information Security Officer, and Chief Ethics and Compliance Officer, and:
•
Advances a culture of risk awareness on how risk is considered and proactively managed across the Company;

•
Annually reviews and approves the ERM framework, which includes the company’s risk categories, risk appetite, and tolerance based on the company values and business strategy. This risk framework provides the criteria and structure for how top enterprise risks are identified, prioritized and categorized;

•
Establishes and maintains effective risk governance and controls to effectively identify, elevate and monitor risk to company performance;

•
Discusses and evaluates the Company’s risk appetite for different types of risk (including those related to strategy, reputation and brand, operations, finances, compliance with policies and laws, health and safety, culture and people); and

•
Assigns risk owners and sponsors to top priority risks to develop action plans to mitigate and monitor the risks.

Under the ERM framework, our Chief Operating Officer prepares regular updates for the Board on our enterprise risks, based on established risk categories.
In addition to updates provided through the ERM Program, the Board is regularly updated by members of management, including the Chief Executive Officer, the Chief Financial Officer, the Chief Legal Officer, the Chief Information Officer, and the Chief Information Security Officer, concerning significant risks facing the Company and processes that have been implemented to mitigate these risks, including cybersecurity risks.
The Board’s committees also have specific roles concerning elements of the Company’s risk management processes:
•
Audit Committee: The Audit Committee is regularly updated by the Chief Financial Officer, the Chief Legal Officer, the Chief Ethics and Compliance Officer, the Controller, and the VP of Internal Audit, and assists the Board in overseeing the status of the Company’s legal compliance, internal controls over financial reporting and other operational compliance areas, and significant communications from the Company’s regulators.

•
Compensation Committee: The Compensation Committee is responsible for overseeing risks related to the Company’s executive compensation policies and practices.

•
Nominating and Governance Committee: The Nominating and Governance Committee oversees risks arising from the Company’s governance processes, CEO succession, matters relating to the composition and evaluation of the Board and practices related to sustainability issues.

Annual Board Performance Assessment
The Board and each of the Audit, Compensation, and Nominating and Governance committees perform an annual self-evaluation to determine whether they are functioning effectively. The Nominating and Governance Committee oversees the format and framework for each annual assessment, utilizes the results of this assessment process in recommending the characteristics and critical skills required of prospective candidates for election to the Board and reports annually to the Board with an assessment of the Board’s performance, to be discussed with the full Board.

Board Independence
Our securities are listed on the NYSE and, as set forth in our Corporate Governance Guidelines, we use the standards of “independence” prescribed by New York Stock Exchange (“NYSE”) listing standards. Under NYSE listing standards, a majority of a listed company’s board of directors must be comprised of independent directors. In addition, NYSE listing standards require that, subject to specified exceptions, each member of a listed company’s audit committee and compensation committee be independent and satisfy additional independence criteria set forth in Rules 10A-3 and 10C-1, respectively, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under NYSE listing standards, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Each member of the Board is required to complete a questionnaire designed in part to provide information to assist the Board in determining if the director is independent under the NYSE listing standards. Based upon information requested from and provided by each director concerning their background, employment and affiliations, including family relationships, our Board has determined that the following directors are independent and have no material relationship with the Company: General Vincent K. Brooks, Benjamin Dickson, General Ralph E. Eberhart, Alan E. Goldberg, S. Leslie Ireland, Barbara L. Loughran, Sandra E. Rowland, Christopher M.T. Thompson, Russell Triedman, John Vollmer, and Connor Wentzell. As a result, we currently have a majority of independent directors and satisfy the applicable NYSE listing standard. The other two directors (Steven J. Demetriou, our Executive Chair, and John Heller, our CEO) are employees of the Company and are not independent under the NYSE listing standards or our Corporate Governance Guidelines.
Selection of Nominees for Election to the Board
Subject to the requirements of the amended and restated certificate of incorporation, the amended and restated bylaws, and the Stockholders Agreement, the Nominating and Governance Committee recommends to the Board appropriate criteria for the selection of new directors based on the strategic needs of the Company and the Board, and periodically reviews the criteria adopted by the Board and, if deemed desirable, recommends to the Board changes to such criteria. The policy of the Board is that directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the Company’s stockholders. The Board seeks members who reflect a range of talents, experience, skills, and expertise, particularly in the areas of accounting and finance, management, leadership, business operations, risk management and corporate governance, in the Company’s industry and the markets the Company serves, sufficiently to provide sound and prudent guidance with respect to the Company’s operations and interests. The Board believes that it is important for directors to represent diverse viewpoints and professional backgrounds and experiences and, further, that the personal backgrounds and qualifications of the directors, considered as a group, should provide a composite mix of experience, knowledge and abilities.
Consistent with the Stockholders Agreement, Messrs. Dickson, Goldberg, Triedman, Vollmer, and Wentzell have been designated as director nominees by Sponsor Stockholder (as defined below).
Process for Stockholders to Recommend Director Nominees
The Nominating and Governance Committee will consider the recommendations of stockholders regarding potential director candidates. All candidates are reviewed in the same manner, regardless of the source of the recommendation. Stockholders who wish to recommend individuals for consideration by the Nominating and Governance Committee must do so by sending a written recommendation to the Committee c/o Amentum Holdings, Inc., 4800 Westfields Boulevard, Suite 400, Chantilly, VA 20151.
The submission must set forth:
•
the name and address of the stockholder on whose behalf the submission is made;

•
the number and class of shares of the Company that are owned beneficially by such stockholder as of the date of the submission;

•
the name and address of the proposed candidate; and

•
the resume of the proposed candidate.

Nominations must be received not fewer than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. Our amended and restated bylaws also set forth the requirements for direct nomination of an individual by a stockholder for election to the Board.
Director Orientation and Continuing Education
Under the purview of the Nominating and Governance Committee, Amentum provides key orientation and continuing education opportunities for our directors. Amentum provides interested directors with membership in the National Association of Corporate Directors, which offers resources and professional education for directors. In addition, we have a director’s handbook with key corporate documents and training materials. We provide a program of regular continuing education opportunities for directors throughout the year.
Communications with the Board
Stockholders, or other interested third parties, who wish to contact our Board may send written correspondence, in care of the Secretary, to 4800 Westfields Boulevard, Suite 400, Chantilly, Virginia 20151. In general, any stockholder communication delivered to our Secretary for forwarding to the Board, the Chairman or a specified group of Board members will be forwarded in accordance with the stockholder’s instructions. However, the Office of the Secretary reserves the right not to forward to Board members any abusive, threatening or otherwise inappropriate materials.
Board Committees
Our Board of Directors has the following standing committees, each of which operates under a written charter that satisfies the applicable NYSE listing standards and is posted to our website: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee.
Until at least September 27, 2026, unless the right to equal nomination to committees is waived, each of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee will have an equal number of directors proposed by Amentum Equityholder and directors proposed by Jacobs. Currently, all the directors who are members of the Audit Committee were proposed by Jacobs. The charter of each committee is available on the Investor Relations portion of our website, www.amentum.com.

The following chart identifies the current members and chair of each standing committee, as well as related information.
Board Member	Independent	Audit Committee	Compensation Committee	Nominating & Governance Committee
Steven J. Demetriou
John Heller
Benjamin Dickson	I		M
General Vincent K. Brooks	I	M		M
General Ralph E. Eberhart	I		M
Alan E. Goldberg	I
S. Leslie Ireland	I	M	M
Barbara L. Loughran	I	M F		C
Sandra E. Rowland	I	C F
Christopher M.T. Thompson	I
Russell Triedman	I		C	M
John Vollmer	I
Connor Wentzell	I			M
C Chair F Financial Expert I Independent M Member
The following is a brief description of our committees:
The Audit Committee
The responsibilities of our Audit Committee include, among others:
•
assisting the Board of Directors in overseeing (i) the quality and integrity of our financial statements and accounting and financial reporting practices, (ii) the independence, qualifications and performance of our independent auditor and (iii) the effectiveness of our internal audit function, (iv) the performance of our internal audit function and (v) our compliance with applicable legal and regulatory requirements, including U.S. federal securities laws;

•
assisting the Board by performing certain functions in connection with reports of material violations of securities laws, material breaches of fiduciary duties, and similar violations by the Company, and investigations related to such reports;

•
appointing an accounting firm to serve as the independent auditor and maintaining responsibility for compensation, retention and oversight of the independent auditor;

•
reviewing and discussing with management and the independent auditor our annual audited financial statements and quarterly financial statements; and

•
discussing our earnings press releases, risk assessment and risk management policies.

The responsibilities of the Audit Committee are more fully described in the Audit Committee charter, which is available on the Investor Relations portion of our website, www.amentum.com.

Ms. Rowland, General Brooks, Ms. Ireland and Ms. Loughran are the members of the Audit Committee. Ms. Rowland is the Chair of the Committee. Each member of the Audit Committee is considered to be financially literate, and our Board of Directors has determined that Ms. Rowland and Ms. Loughran are both “audit committee financial experts” for purposes of the rules of the SEC. In addition, our Board of Directors has determined that each of the members of the Audit Committee is independent, as defined by the rules of the NYSE and Section 10A(m)(3) of the Exchange Act.
The Compensation Committee
The responsibilities of our Compensation Committee include, among others:
•
reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, and evaluating our Chief Executive Officer’s performance in light of such goals and objectives;

•
reviewing the compensation of all of our other executive officers and incentive compensation and equity-based plans that are subject to approval by the Board of Directors;

•
reviewing and approving the human resources policies relevant to the CEO and all other executive officers including, severance, change-in-control, clawbacks, and share ownership guidelines, among others; and

•
reviewing the compensation of directors of the Company.

The responsibilities of the Compensation Committee are more fully described in the Compensation Committee charter, which is available on the Investor Relations portion of our website, www.amentum.com.
Mr. Triedman, Mr. Dickson, General Eberhart, and Ms. Ireland are the members of the Compensation Committee. Mr. Triedman is the Chair of the Committee. Our Board of Directors has determined that each member of the Compensation Committee is independent, as defined by the rules of the NYSE, Rule 10C-1 under the Exchange Act and in accordance with our Corporate Governance Guidelines. The Compensation Committee delegated its responsibilities for approval of equity grants to Section 16 directors and officers to a subcommittee composed of General Eberhart and Ms. Ireland, who qualify as “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act.
The Compensation Committee engaged Farient Advisors LLC (“Farient”) through the Company. The Compensation Committee engaged Farient to provide market assessments and recommendations on the Company’s director compensation and assist management with compensation decisions regarding our named executive officers, including advising on our executive compensation philosophy, strategy, and framework, and other matters related to the Company’s short-term and long-term incentive plans, as well as providing insight related to the Company’s compensation disclosure in the proxy statement. The Compensation Committee assessed the independence of Farient and concluded that Farient’s work for the Company did not raise any conflicts of interest.
The Nominating and Governance Committee
The responsibilities of our Nominating and Governance Committee include, among others:
•
identifying and selecting or recommending to our Board of Directors qualified individuals to be nominated for election as directors;

•
reviewing and recommending to the Board of Directors our Corporate Governance Guidelines;

•
overseeing the implementation and effectiveness of our compliance and ethics programs;

•
assisting the Board in carrying out its responsibilities relating to CEO succession;

•
overseeing the evaluation of our Board of Directors; and

•
supervising the Company’s sustainability program.

Ms. Loughran, General Brooks, Mr. Triedman and Mr. Wentzell are the members of the Nominating and Governance Committee. Ms. Loughran is the Chair of the Committee. Our Board of Directors has determined that each member of the Nominating and Governance Committee is independent, as defined by the rules of the NYSE and in accordance with our Corporate Governance Guidelines.
Director Compensation
In April 2025, following a presentation on director compensation by Farient, the Compensation Committee approved director compensation for fiscal year 2025. Director compensation includes the following:
Component	Amount ($)
Board Cash Retainer1	$125,000
Equity Award2	190,000
Lead Independent Director Additional Retainer	100,000
Committee Chair Additional Retainer	25,000

1
Non-employee directors will each also receive an additional fee of  $2,000 for attending each meeting of the full Board of Directors or a standing committee that is in excess of eight meetings for the fiscal year and for each meeting of a special committee that is in excess of two meetings for the fiscal year. For Messrs. Dickson, Goldberg, Triedman, and Wentzell, cash amounts will be paid to their respective employers.

2
The number of restricted stock units (“RSUs”) granted were calculated by dividing the dollar value by the closing price of Amentum common stock on the date of grant. RSUs earn dividend equivalents and will vest on the date of the 2026 annual meeting of stockholders. For Messrs. Dickson, Goldberg, Triedman, and Wentzell, in lieu of RSU grants, an equivalent amount in cash will be paid to their respective employers.

The equity awards are granted in the form of restricted stock units under our 2024 Stock Incentive Plan (the “Stock Incentive Plan”). Generally, these grants will occur following our annual meeting of stockholders. The cash retainer and any additional payments are generally paid in cash on a quarterly basis in arrears.
Deferred Compensation Plan for Non-Employee Directors
On December 5, 2024, our Board adopted the Amentum Holdings, Inc. Director Deferral Plan, an unfunded, non-qualified deferred compensation plan for the benefit of our non-employee directors, which became effective on December 5, 2024.
Under this plan, each non-employee director of the Company who receives equity awards may elect in advance to defer all or a portion of cash retainer fees to be earned, and of direct equity awards to be granted, in the next calendar year or in subsequent years (special rules govern the timing of deferral election by new non-employee directors who join our Board after a calendar year has commenced).
A director may elect to receive deferred cash fees and equity awards on the earlier of a future date selected by the director, a director’s separation from service (for any reason), disability, or death, or a Change in Control of Amentum Holdings, Inc. A director may elect to receive deferred amounts either in a lump sum or installments.

Fiscal Year 2025 Non-Employee Director Compensation Table
Name	Fees earned or paid in cash ($)1	Stock Awards ($)2	Total ($)
General Vincent K. Brooks	$125,000	$189,997	$314,997
Benjamin Dickson	415,000	—	415,000
General Ralph E. Eberhart	125,000	189,997	314,997
Alan E. Goldberg	315,000	—	315,000
S. Leslie Ireland	125,000	189,997	314,997
Barbara L. Loughran	150,000	189,997	339,997
Sandra E. Rowland	150,000	189,997	339,997
Christopher M.T. Thompson	125,000	189,997	314,997
Russell Triedman	340,000	—	340,000
John Vollmer	125,000	189,997	314,997
Connor Wentzell	315,000	—	315,000

1
Represents fees earned during fiscal year 2025. For Messrs. Dickson, Goldberg, Triedman, and Wentzell, cash fees were paid to their respective employers and the amount above includes $190,000 of cash fees in lieu of equity. The table shows the total amount of cash fees that were earned by Ms. Ireland during fiscal year 2025, although she deferred payment of  $93,750 of such fees.

2
This column reflects the aggregate grant date fair value of the restricted stock units and is measured based on the closing price of the Company’s common stock on the date of grant. The aggregate number of RSUs outstanding as of October 3, 2025, for each non-employee director who received equity awards (Messrs. Brooks, Eberhart, Thompson and Vollmer and Mses. Ireland, Loughran and Rowland) was 11,564.

Director Stock Ownership Guidelines
Stock ownership guidelines for our non-employee directors who receive share-based compensation from the Company are in place to further align their interests to those of our stockholders. Each of these non-employee directors has five years from the date of commencement of his or her service on the Board to achieve stock ownership with a value equivalent to five times his or her annual cash retainer. In calculating a director’s ownership, fully owned common stock, restricted stock units, and deferred stock units (in addition to other types of equity awards) will be counted in satisfaction of the guidelines. For a description of the guidelines applicable to executive officers, see our CD&A beginning on page 42.
Insider Trading Policy and Policy on Hedging, Short Sales and Speculative Transactions
The Company has an Insider Trading Policy that governs transactions in Amentum’s securities by employees, officers, and directors of the Company, as well as their family members and other persons living in their households, as well as entities that covered persons control. The Insider Trading Policy also applies to transactions in another company’s securities by covered persons who possess material non-public information about such company due to their service for Amentum. In addition, with regard to the Company’s trading in its own securities, it is the Company’s policy to comply with the federal securities laws and the applicable exchange listing requirements. The Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and any listing standards applicable to the Company.
Under the Company’s Insider Trading Policy, the Company’s personnel are prohibited from directly or indirectly buying, selling or otherwise transacting in securities of the Company while in possession of material non-public information concerning the Company or its securities, except in the limited circumstances described in the policy. Additionally, the Company’s personnel are prohibited from engaging in (i) short sales of securities of the Company, (ii) transactions in puts, calls or other derivative securities with respect to securities of the Company, (iii) hedging transactions with respect to securities of the Company, (iv) holding securities of the Company in a margin account, (v) pledging securities of the Company as collateral for a loan, (vi) frequent trading, and (vii) recommending that other persons transact in the Company’s securities based on material non-public information (“tipping”).
A copy of our Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended September 27, 2024.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The following directors serve on our Compensation Committee: Mr. Dickson, General Eberhart, Ms. Ireland, and Mr. Triedman. No member of our Compensation Committee currently is, or has been, an officer or employee of the Company. None of our executive officers served as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any other entity that has one or more of its executive officers serving as a member of our Board or Compensation Committee.
INFORMATION ABOUT OUR EXECUTIVE OFFICERS
The following table sets forth information regarding the individuals who are currently serving as our executive officers.
Name	Position	Age
John Heller*	Chief Executive Officer	63
Steven J. Demetriou*	Executive Chair	67
Stephen A. Arnette	Chief Operating Officer	58
Travis B. Johnson	Chief Financial Officer	40
Sean Mullen	Chief Growth Officer	58
Jill Bruning	Chief Technology Officer	67
Darren Burton	Chief People Officer	60
Michele T. St. Mary	Chief Legal Officer	55

*
Biographical information has been provided for Messrs. Heller and Demetriou in the “Director Nominees” section above.

Stephen A. Arnette. Mr. Arnette has served as our Chief Operating Officer since the Transaction. Prior to the Transaction, Mr. Arnette served since 2022 as the Executive Vice President and President of the Jacobs Critical Mission Solutions business. Prior to that, from 2017 to 2022, Mr. Arnette led the Critical Mission Solutions business’s largest business unit as Senior Vice President of Aerospace and Technology. Mr. Arnette joined Jacobs in 1995 and during his 29-year career there he held numerous leadership positions of increasing responsibility. Mr. Arnette holds a Bachelor of Science in mechanical engineering from Tennessee Technological University and a master’s degree and Doctor of Philosophy in mechanical engineering from the Ohio State University.
Travis B. Johnson. Mr. Johnson has served as our Chief Financial Officer since the Transaction. Prior to the Transaction, Mr. Johnson served as Chief Financial Officer of the legacy Amentum company, which he joined in 2023. Prior to joining Amentum, Mr. Johnson served as Senior Vice President, Corporate Controller and Chief Accounting Officer of CACI International Inc. from August 2021 to June 2023, as Vice President and Chief Accounting Officer of FLIR Systems, Inc. from 2019 to 2021, and as the Chief Accounting Officer of The KeyW Corporation from 2018 to 2019. Mr. Johnson also held several finance and accounting leadership positions at Leidos and began his career as a public accountant at RSM. Mr. Johnson holds a bachelor’s degree in business administration from James Madison University and a Master of Business Administration from the University of Maryland’s Robert H. Smith School of Business. He is also a Certified Public Accountant and a Certified Fraud Examiner.
Sean Mullen. Mr. Mullen has served as our Chief Growth Officer since the Transaction. Prior to the Transaction, Mr. Mullen served as the Executive Vice President of Business Development of the legacy Amentum company, which he joined in 2022. Prior to joining Amentum, Mr. Mullen served as Senior Vice President Business Development at Perspecta from 2018 to 2021; as Vice President of Sales, Public Sector at DXC Technology from 2017 to 2018; and as Vice President of Public Sector Sales at HPE from 2010 to 2017. Prior to 2010, Mr. Mullen also held leadership positions at Northrop Grumman. He began his career as a civil acquisition officer with the Air Force. Mr. Mullen holds a bachelor’s degree in management from Merrimack College and a Master of Business Administration from the University of Massachusetts Lowell.

Jill Bruning. Ms. Bruning has served as our Chief Technology Officer since the Transaction and has served continuously at the legacy Amentum company and its predecessor companies since 2013, including as President of Amentum’s Engineering, Science and Technology Group from 2022 to 2024. Previously, Ms. Bruning was President of Amentum’s Intelligence, Systems Engineering, Security, Services and Solutions strategic business unit from 2017 to 2022 and General Manager of Amentum’s Intelligence Community Services organization from 2014 to 2017. Prior to joining Amentum, Ms. Bruning served as the Chief Operating Officer for NJVC, an information technology provider to the Intelligence Community and Defense markets from 2006 to 2012. Ms. Bruning has also held leadership positions at Computer Sciences Corporation from 2000 to 2006 and Nichols Research Corporation from 1985 to 2000. Ms. Bruning holds a master’s degree in mechanical engineering from the Massachusetts Institute of Technology and a bachelor’s degree in mechanical engineering from the University of Illinois.
Darren Burton. Mr. Burton has served as our Chief People Officer since December 2024. Prior to joining the Company, Mr. Burton served as the Chief People Officer at Eightfold AI, an AI-based talent intelligence platform provider from 2022 to 2024. Prior to that, he served as the Chief People Officer at KPMG and a member of its management committee from 2016 to 2022. Before KPMG, Mr. Burton was a senior HR executive at the Raytheon Company from 2010 to 2016, including serving as the vice president of human resources and security for Raytheon Intelligence, Information and Services Company. Prior to Raytheon, Mr. Burton held numerous HR leadership positions with increasing responsibility at IBM and earlier in his career, he held a number of other HR positions, including tenures at Campbell Soup Company and E.I. DuPont de Nemours and Company. Mr. Burton earned a Bachelor of Arts with honors in Sociology from the University of Oswego and a Master of Industrial and Labor Relations from Cornell University.
Michele T. St. Mary. Ms. St. Mary has served as our Chief Legal Officer and General Counsel since February 2025. Prior to joining the Company, Ms. St. Mary served as Vice President, Deputy General Counsel and Assistant Secretary at L3Harris Technologies, Inc. from 2021 to 2025. Prior to becoming Deputy General Counsel at L3Harris, Ms. St. Mary was Vice President, General Counsel — Communication Systems from 2019 to 2021; Vice President, Associate General Counsel — Government Operations from 2017 to 2019; and Vice President, Associate General Counsel — Critical Networks from 2015 to 2017. Ms. St. Mary joined L3Harris (formerly Harris Corporation) in 2005 and in her near 20-year career there, she held numerous leadership positions of increasing responsibility, including Vice President, Associate General Counsel — Integration and general counsel to several business segments. Prior to joining L3Harris, Ms. St. Mary served as Senior Counsel for Sun Microsystems Inc. in its public sector and Sun Federal businesses from 2000 to 2005 and was an Associate at Crowell & Moring LLP, an Am Law 200 law firm from 1995 to 2000. Ms. St. Mary holds a Bachelor of Arts in Political Science with distinction from Yale University and a juris doctorate from Yale Law School.

SECURITY OWNERSHIP INFORMATION
Security Ownership of Directors and Executive Officers
The following table indicates information as of November 30, 2025 regarding the beneficial ownership of our common stock by each of our directors, each of the named executive officers, and all of our directors and executive officers as a group.
The percentages shown are based on 243,710,733 shares of common stock outstanding as of November 30, 2025. Common stock is entitled to one vote per share on all matters voted on by our stockholders.
Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. A security holder is also deemed to be, as of any date, the beneficial owner of all securities that such security holder has the right to acquire within 60 days after such date through (i) the exercise of any option or warrant, (ii) the conversion of a security, (iii) the power to revoke a trust, discretionary account or similar arrangement or (iv) the automatic termination of a trust, discretionary account or similar arrangement. Shares issuable pursuant to options are deemed to be outstanding for computing the beneficial ownership percentage of the person holding those options but are not deemed to be outstanding for computing the beneficial ownership percentage of any other person. Unless otherwise indicated in the footnotes to the following table, to our knowledge all persons listed below have sole voting and investment power with respect to the shares of our common stock beneficially owned by them, subject to applicable community property laws.
Directors	Shares Beneficially Owned	Percentage of Common Stock
General Vincent K. Brooks	10,413	*
Steven J. Demetriou1	732,671	*
Benjamin Dickson	—	—%
General Ralph E. Eberhart	29,886	*
Alan E. Goldberg2	45,026,743	18.48%
John Heller3	687,914	*
S. Leslie Ireland	3,447	*
Barbara L. Loughran	8,047	*
Sandra E. Rowland	3,447	*
Christopher M.T. Thompson4	43,353	*
Russell Triedman	—	—%
John Vollmer	413,216	*
Connor Wentzell	—	—%
Other named executive officers
Stephen A. Arnette	47,530	*
Travis B. Johnson	8,455	*
Sean Mullen5	12,515	*
All directors and executive officers as a group (19 persons)	47,232,148	19.38%

*
Represents beneficial ownership of less than 1%.

1
Includes 23,550 shares held by Mr. Demetriou’s spouse.

2
Please see Footnote (1) to the Security Ownership of Certain Beneficial Owners table below. Includes 1,132,839 shares not otherwise reflected in the table below received by Mr. Goldberg and the Lindsay Goldberg Parties (as defined in Footnote 1 below) since their most recent Schedule 13D filing with the SEC dated December 23, 2024, which reported their beneficial ownership as of December 17, 2024. Mr. Goldberg is the Managing Member of Goldberg 2014 LLC and the Manager of Goldberg 2020 LLC. Goldberg 2014 LLC is the Active Member (and thereby, the manager) of LG GP Holding IV LLC, which is the managing member of Lindsay Goldberg GP IV LLC, which is the general partner of each of the LG Fund IV Partnerships. Goldberg 2020 LLC is the Manager of LG GP Holding V LLC,

which is the managing member of Lindsay Goldberg GP V LLC, which is the general partner of each of the LG Fund V Partnerships. Each of Lindsay Goldberg GP IV LLC and Lindsay Goldberg GP V LLC are the general partners of LG Co-Inv. A LP. Each of the LG Fund IV Partnerships, the LG Fund V Partnerships and LG Co-Inv. A LP are members of LG Amentum Holdings GP LLC, which is the general partner of LG Amentum Holdings LP. Mr. Goldberg shares beneficial ownership of the Common Shares directly held by LG Amentum Holdings LP.
3
Includes 457,985 shares issuable upon exercise of options and 51,979 shares issuable upon settlement of vested restricted stock units held by Mr. Heller.

4
Includes 14,000 shares held by Mr. Thompson’s spouse or jointly with his spouse or others and 10,000 shares held by Mr. Thompson in a trust as trustee.

5
Includes 9,298 shares issuable upon settlement of vested restricted stock units held by Mr. Mullen.

Security Ownership of Certain Beneficial Owners
The following table sets forth information as to any person known to us to be the beneficial owner of more than 5% of our common stock as of November 30, 2025.
Name and Address	Shares Beneficially Owned	Percentage of Common Stock
Lindsay Goldberg1 c/o Lindsay Goldberg LLC 630 Fifth Avenue, 30th Floor New York, New York 10111	43,893,904	18.04%
ASP Amentum Investco LP, a Delaware limited partnership, ASP Manager Corp., a Delaware corporation, and American Securities LLC, a Delaware limited liability company (collectively, the “American Securities Parties”)2 c/o American Securities LLC 590 Madison Avenue, 38th Floor New York, New York 10022	43,893,904	18.04%
Invesco Ltd.3 1331 Spring Street NE, Suite 2500 Atlanta, GA 30309	22,116,835	9.10%
Blackrock, Inc.4 50 Hudson Yards New York, New York 10001	16,774,241	6.90%
The Vanguard Group5 100 Vanguard Boulevard Malvern, Pennsylvania 19355	16,542,447	6.79%

1
Lindsay Goldberg or the Lindsay Goldberg Parties, who are collectively, (i) Alan E. Goldberg, a citizen of the United States,(ii) Goldberg 2014 LLC, a Delaware limited liability company, (iii) Goldberg 2020 LLC, a Delaware limited liability company, (iv) LG GP Holding IV LLC, a Delaware limited liability company, (v) LG GP Holding V LLC, a Delaware limited liability company, (vi) Lindsay Goldberg GP IV LLC, a Delaware limited liability company, (vii) Lindsay Goldberg GP V LLC, a Delaware limited liability company, (viii) Lindsay Goldberg IV L.P., a Delaware limited partnership, (ix) Lindsay Goldberg IV — A L.P., a Delaware limited partnership, (x) Lindsay Goldberg IV — PCF L.P., a Delaware limited partnership, (xi) Lindsay Goldberg Co-Inv. IV L.P., a Delaware limited partnership, (xii) Lindsay Goldberg Employee Co-Inv. IV L.P., a Delaware limited partnership (the limited partnerships enumerated in clauses (viii) through (xii), the “LG Fund IV Partnerships”), (xiii) LG Co-Inv. A L.P., a Cayman Islands exempted limited partnership, (xiv) Lindsay Goldberg V L.P., a Delaware limited partnership, (xv) Lindsay Goldberg Maverick Co-Inv. L.P., a Delaware limited partnership (the limited partnerships enumerated in clauses (xiv) and (xv), the “LG Fund V Partnerships”), (xvi) LG Amentum Holdings GP LLC, a Delaware limited liability company, and (xvii) LG Amentum Holdings LP, a Delaware limited partnership, have filed with the SEC a Schedule 13D dated December 23, 2024, which reports the beneficial ownership of 43,893,904 shares of common stock by them as of December 17, 2024. As reported in the Schedule 13D, the listed parties had sole voting power with respect to 0 shares of our common stock, sole dispositive power with respect to 0 shares of our common stock, shared voting power with respect to 43,893,904 shares of our common stock, and shared dispositive power with respect to 43,893,904 shares of our common stock.

2
The American Securities Parties have filed with the SEC a Schedule 13D dated December 23, 2024, which reports the beneficial ownership of 43,893,904 shares of common stock by them as of December 17, 2024. As reported in the Schedule 13D, the listed parties had sole voting power with respect to 0 shares of our common stock, sole dispositive power with respect to 0 shares of our common stock, shared voting power with respect to 43,893,904 shares of our common stock, and shared dispositive power with respect to 43,893,904 shares of our common stock.

3
Invesco Ltd. has filed with the SEC a Schedule 13G dated November 6, 2025, which reports the beneficial ownership of shares of common stock by it as of September 30, 2025. As reported in the Schedule 13G, Invesco Ltd. had sole voting power with respect to 22,069,274 shares of our common stock, sole dispositive power with respect to 22,116,835 shares of our common stock, shared voting power with respect to 0 shares of our common stock, and shared dispositive power with respect to 0 shares of our common stock.

4
Blackrock, Inc. has filed with the SEC a Schedule 13G/A dated February 5, 2025, which reports the beneficial ownership of shares of common stock by it as of December 31, 2024. As reported in the Schedule 13G/A, Blackrock, Inc. had sole voting power with respect to 16,352,434 shares of our common stock, sole dispositive power with respect to 16,774,241 shares of our common stock, shared voting power with respect to 0 shares of our common stock, and shared dispositive power with respect to 0 shares of our common stock.

5
The Vanguard Group has filed with the SEC a Schedule 13G/A dated January 30, 2025, which reports the beneficial ownership of 16,542,447 shares of common stock by it as of December 31, 2024. As reported in the Schedule 13G/A, The Vanguard Group had sole voting power with respect to 0 shares of our common stock, sole dispositive power with respect to 16,248,744 shares of our common stock, shared voting power with respect to 51,507 shares of our common stock, and shared dispositive power with respect to 293,703 shares of our common stock.

CERTAIN RELATIONSHIPS AND
RELATED PERSON TRANSACTIONS
Policies and Procedures for Related Person Transactions
We adopted a written related person transactions policy pursuant to which related persons, namely our executive officers, directors, and principal stockholders, and their immediate family members, are not permitted to enter into certain transactions, or materially modify or amend an ongoing transaction, with us in which the amount involved exceeds $120,000, without the consent of our Audit Committee. Any request for us to enter into or materially modify or amend certain such transactions is required to be presented to our Audit Committee for review, consideration, and approval. All of our directors and executive officers are required to report to our Secretary any such proposed related person transaction, who is required to provide notice of such proposed related person transaction to the Audit Committee. In approving or rejecting the proposed transaction, the Audit Committee will determine whether, under all of the facts and circumstances, the transaction is consistent with the best interests of the Company and its stockholders. The Audit Committee, in its sole discretion, may impose such conditions as it deems appropriate on the Company or the related person in connection with the approval of the related person transaction. Under the policy, if we should discover related person transactions that have not been approved, the Audit Committee will be notified and will determine the appropriate action, including ratification, rescission, or modification of the transaction.
Related Person Transactions
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers pursuant to which we have agreed to indemnify such individuals against certain liabilities arising out of their service as a director or officer of the Company and its subsidiaries. The indemnification agreements provide our directors and executive officers with contractual rights to the indemnification and expense advancement rights provided under our bylaws, as well as contractual rights to additional indemnification as provided in the indemnification agreements.
Stockholders Agreement
In connection with the Transaction, Amentum has entered into a stockholders agreement with Amentum Equityholder (the “Stockholders Agreement”). The Stockholders Agreement contains provisions related to the composition of our Board of Directors, the committees of our Board of Directors, certain registration rights, and our corporate governance. The following is a summary of the material provisions of the Stockholders Agreement. This summary is qualified in its entirety by the Stockholders Agreement, the form of which is included as Exhibit 10.6 to our Annual Report on Form 10-K for the year ended September 27, 2024.
Director Nominations
Under the Stockholders Agreement, Amentum Equityholder and certain parties to the Stockholders Agreement (individually or collectively “Sponsor Stockholder”) are entitled to designate a certain number of nominees that the Board of Directors shall nominate at each annual stockholder election of the Board of Directors. The number of nominees depends on how many shares of our issued and outstanding common stock Sponsor Stockholder beneficially owns in the aggregate. Specifically, assuming a Board of Directors size of 13 directors: For so long as Sponsor Stockholder beneficially owns, in the aggregate, at least 25.1% of our issued and outstanding shares of common stock, Sponsor Stockholder will be entitled to designate five director nominees; for so long as Sponsor Stockholder beneficially owns, in the aggregate, less than 25.1% but at least 15% of our issued and outstanding shares of common stock, Sponsor Stockholder will be entitled to designate three director nominees; for so long as Sponsor Stockholder beneficially owns, in the aggregate, less than 15% but at least 5% of our issued and outstanding shares of common stock, Sponsor Stockholder will be entitled to designate one director nominee. If the Board of Directors consists of a number of directors other than 13, then the number of individuals Sponsor Stockholder is entitled to nominate, if any, will be adjusted to be 5/12ths of the number of directors constituting the Board of Directors of Amentum at any time

Sponsor Stockholder beneficially owns at least 25.1% of our issued and outstanding shares of common stock, 1/4th of the number of directors constituting the Board of Directors of Amentum at any time Sponsor Stockholder beneficially owns at least 15% but less than 25.1% of our issued and outstanding shares of common stock, or 1/12th of the number of directors constituting the Board of Directors of Amentum at any time Sponsor Stockholder beneficially owns at least 5% but less than 15% of our issued and outstanding shares of common stock, in each case, rounded down to the nearest whole number, provided that, prior to the date on which the Sponsor Stockholder no longer owns at least 5% of our issued and outstanding shares of common stock (the “Fallaway Date”), if rounding down would otherwise result in Sponsor Stockholder being entitled to designate a total of zero director nominees on the Board of Directors of Amentum, such adjustment will instead be rounded up to one director nominee. For the absence of doubt, in no event will Sponsor Stockholder be entitled to designate more than 5/12ths of the number of directors on the Board of Directors of Amentum. From and after the Fallaway Date, Sponsor Stockholder will no longer be entitled to nominate any individuals to the Board of Directors of Amentum. So long as Sponsor Stockholder holds at least 25.1% of our issued and outstanding shares of common stock, two of Sponsor Stockholder’s designees must qualify as independent under both the NYSE listing standards and applicable rules promulgated under the Exchange Act, and with respect to such Sponsor Stockholder’s designees’ current or contemplated service on the Audit Committee or Compensation Committee, such director must qualify under any applicable heightened requirements to qualify as an “independent director” under the NYSE listing standards and applicable rules promulgated under the Exchange Act for purposes of serving as a member of such committee or committees. For the avoidance of doubt, after the Standstill Termination (as defined below), for so long as Sponsor Stockholder beneficially owns any of our issued and outstanding common stock, Sponsor Stockholder may still nominate candidates for election to the Board of Directors pursuant to the advance notice procedures and requirements applicable to all Amentum stockholders as stated in our amended and restated bylaws.
Consistent with the Stockholders Agreement, Messrs. Dickson, Goldberg, Triedman, Vollmer, and Wentzell have been designated as director nominees by Sponsor Stockholder.
Corporate Opportunities and Indemnification
Our amended and restated certificate of incorporation and the Stockholders Agreement renounce any interest or expectancy in specified business opportunities or specified classes or categories of business opportunities, such that a director or officer of our Company who also serves as a director, officer, employee, equityholder or partner of Sponsor Stockholder or its affiliates may pursue certain business opportunities of which they become aware, unless such opportunity is expressly offered to such director or officer in writing solely in his or her capacity as a director or officer of Amentum. We will provide indemnification and advance the expenses of each Sponsor Stockholder, each sponsor and each of their respective affiliates, and each of the foregoing’s respective officers, directors, employees, equityholders and partners, and each Amentum director designated by Sponsor Stockholder for election to the Board of Directors for any claim arising from their actions as Amentum stockholders or controlling persons.
Consent Rights of Sponsor Stockholder
Under the Stockholders Agreement and subject to our amended and restated certificate of incorporation, our amended and restated bylaws, and applicable law, prior to September 27, 2027, neither we nor any of our subsidiaries may, without the prior written consent of Sponsor Stockholder, amend our amended and restated certificate of incorporation or amended and restated bylaws to provide our stockholders with proxy access rights.
Transfer Restrictions
Under the Stockholders Agreement, until September 27, 2025, the Sponsor Stockholder was not permitted to transfer any of our issued and outstanding common stock owned by Sponsor Stockholder (collectively, and subject to customary exceptions, the “registrable securities”), except to any equityholder of Sponsor Stockholder who is a current or former member of management of Amentum or any of its subsidiaries, to certain affiliates of Sponsor Stockholder in connection with the disposal by Sponsor Stockholder of substantially all registrable securities, or to any person in a transaction approved by a majority of our Board of Directors (including at least one director proposed by Jacobs) (such restrictions, the “Transfer Restrictions”). The Transfer Restrictions have expired.

Standstill
Sponsor Stockholder is subject to certain customary standstill restrictions, including certain restrictions on, among other things, acquiring our common stock, engaging in solicitations of our stockholders, and nominating candidates for election to the Board of Directors (except as otherwise provided above), until the earlier of (a) the date Sponsor Stockholder is no longer entitled to designate an individual for election to the Board of Directors and (b) the occurrence of certain change of control events involving Amentum (such earlier time, the “Standstill Termination”); provided that notwithstanding the general Standstill Termination, the standstill restriction on acquiring or seeking to acquire additional issued and outstanding shares of our common stock or other voting securities of Amentum will terminate on September 28, 2026 (“Closing Date”).
Registration Rights
The Stockholders Agreement provides Sponsor Stockholder with certain registration rights.
Shelf Registration Rights
Upon the request of Sponsor Stockholder from time to time, we are required to use reasonable best efforts to file a shelf registration statement (which shall be on Form S-3 if we are then eligible) at our expense with respect to the registrable securities, and Sponsor Stockholder will be entitled to request a prospectus supplement or an amendment to such shelf registration statement with respect thereto. We will be required to use reasonable best efforts to keep such shelf registration statement continuously effective under the Securities Act until the earlier of (i) the date as of which there are no longer any registrable securities and (ii) such shorter period as Sponsor Stockholder may agree in writing. These shelf registration rights are subject to specified conditions and limitations.
In response to the request of Sponsor Stockholder, on October 1, 2025, we filed a shelf registration statement on Form S-3.
Demand Registration Rights
If a shelf registration statement is not available, Sponsor Stockholder will have the right to demand that we file up to three registration statements on Form S-3 (or on any other appropriate form under the Securities Act if we are not eligible to file a registration statement on Form S-3) within a 365-day period. These registration rights are subject to specified conditions and limitations, including limitations on the number of shares included in any such registration under specified circumstances. Upon such a request, we will be required to file such registration statement within 45 days in the case of a registration statement on Form S-3 or 60 days in the case of a registration statement on Form S-1 and use reasonable best efforts to effect the registration within 60 days after such filing.
Underwritten Offering
Sponsor Stockholder has the right to specify that the sale of some or all of the registrable securities subject to such shelf registration statement or demand registration statement is to be conducted through an underwritten offering, and the right to select (with our consent) the managing underwriters to administer such underwritten offering. These rights are subject to specified conditions and limitations.
Piggyback Registration Rights
If we propose to register any shares of our common stock under the Securities Act either for our own account or for the account of any other person, then Sponsor Stockholder will be entitled to notice of the registration and will be entitled to include their registrable securities (or a portion thereof) in such registration. These piggyback registration rights are subject to specified conditions and limitations, including the right of the underwriters, if any, to limit the number of shares of issued and outstanding common stock included in any such registration under specified circumstances.
Expenses and Indemnification
We will pay all reasonably incurred, out-of-pocket registration and filing fees, printing costs and fees and expenses of our and each Sponsor Stockholder’s legal counsel, accountants and certain expenses of underwriters, except as otherwise provided in the Stockholders Agreement. The Stockholders Agreement includes customary indemnification provisions with respect to Sponsor Stockholder’s registration rights, including indemnification of Sponsor Stockholder and its equityholders, by us for certain losses, claims, damages, liabilities, actions or proceedings and expenses in respect thereof.
Information Rights
The Stockholders Agreement sets forth certain information rights granted to Sponsor Stockholder.
Jacobs Agreements
In connection with the Transaction, Amentum and Jacobs entered into a Separation and Distribution Agreement, Transition Services Agreement, Project Services Agreement, Employee Matters Agreement, Tax Matters Agreement, and Registration Rights Agreement that provide a framework for Amentum’s relationship with Jacobs following the consummation of the Transaction.
Separation and Distribution Agreement
The separation and distribution agreement provided for the separation of Jacobs’ CMS Business from Jacobs’ other businesses. Among other things, the separation and distribution agreement identified those assets of Jacobs related to the CMS Business that were transferred to, and those liabilities of Jacobs related to the CMS Business that were assumed by, Amentum, and describes when and how these transfers and assumptions occurred. The separation and distribution agreement also included the procedures by which Jacobs and Amentum became separate and independent companies. The matters addressed by the separation and distribution agreement include, but are not limited to:
•
Transfer of CMS assets

•
Transfer of excluded assets

•
Assumption of CMS liabilities

•
Excluded liabilities

•
Intellectual properties

•
Consideration for the transfer of assets

•
Intercompany accounts and intercompany agreements

•
Conditions to the distribution

•
Shared contracts

•
Access to information

•
Guarantees

•
Release of claims and indemnification

•
Amentum leakage amount

•
Insurance; and

•
Term and termination

The terms of the separation and distribution agreement are more fully described in the Information Statement.
Transition Services Agreement
We entered into a transition services agreement with Jacobs (the “transition services agreement”) pursuant to which the Company and Jacobs and their respective affiliates provided each other, on an interim, transitional basis, various corporate or operational services. Upon its request, the party receiving each transition service is provided with reasonable information that supports the charges for such transition service by the party providing the service.

Subject to certain exceptions, the liabilities of each party providing services under the transition services agreement are generally limited to the aggregate charges actually paid to such party by the other party as of the time of the act or omission giving rise to such liability pursuant to the transition services agreement. The transition services agreement also provides that the provider of a service is not liable to the recipient of such service for any special, indirect, incidental, consequential, punitive, exemplary or similar damages. This summary is qualified in its entirety by the transition services agreement, which is included as Exhibit 10.2 to the Annual Report on Form 10-K for the year ended September 27, 2024.
With services no longer required, the transition services agreement was terminated on September 26, 2025.
Project Services Agreement
We entered into a project services agreement with Jacobs (the “project services agreement”) to facilitate (i) continued collaboration between the CMS Business and Jacobs’ businesses other than the CMS Business (the “Jacobs Business”) for joint services to customers following the separation and distribution and (ii) transfer of benefits and burdens of any contracts that are CMS Business assets that are unable to be transferred to the Company or our applicable affiliates, and transfer of benefits and burdens of any contracts that are Jacobs Business assets held within the Amentum group that are unable to be transferred to Jacobs or its applicable affiliates. The project services agreement provides a general framework for the foregoing arrangements, with details for ongoing joint service arrangements to be provided in work orders. The pricing for joint service arrangements is set forth in each applicable work order.
The term of the project services agreement extends as long as any work order or contract subject to the project services agreement is ongoing, subject to certain early termination rights under limited circumstances without any early termination fee.
Subject to certain exceptions, the liabilities of each party providing services under the project services agreement are generally limited to (i) in respect of each work order, the aggregate charges actually paid to such party by the other party, and (ii) in respect of all obligations under the project services agreement, the aggregate charges actually paid to such party by the other party, in each case as of the time of the act or omission giving rise to such liability pursuant to the project services agreement. The project services agreement also provides that the provider of a service is not liable to the recipient of such service for any special, indirect, incidental, consequential, punitive, exemplary or similar damages. This summary is qualified in its entirety by the project services agreement, which is included as Exhibit 10.3 to our Annual Report on Form 10-K for the fiscal year ended September 27, 2024.
Employee Matters Agreement
We entered into an employee matters agreement with Jacobs that governs, among other things, the allocation of liabilities and responsibilities relating to employment matters, employee compensation and benefits plans and related matters (the “employee matters agreement”). In general, subject to certain specified exceptions, the employee matters agreement provides that we assume or retain, as applicable, all liabilities with respect to each of our employees and former employees of the CMS Business, while Jacobs assumes or retains all liabilities with respect to its employees and former employees of the Jacobs Business.
Under the employee matters agreement, we have agreed to provide each of our employees, for one year following the consummation of the Transaction, with (i) no less favorable salaries, wage rates and short-term incentive opportunities, (ii) substantially comparable employee benefits in the aggregate (excluding long-term or equity-based incentive compensation, retention payments and non-recurring compensation payments and any defined benefit pension plans), and (iii) severance benefits that are no less favorable than the greater of (A) those provided by Jacobs and (B) those provided by Amentum.
The employee matters agreement provides that Jacobs retains liabilities with respect to its U.S. tax-qualified defined benefit pension plans, unless otherwise required by law, and we will establish a tax-qualified defined benefit pension plan for the benefit of our employees in the United Kingdom who participated in an analogous Jacobs plan prior to the consummation of the Transaction. In addition, the employee matters agreement sets forth the allocation of assets and liabilities with respect to our employees in Jacobs’ non-qualified deferred compensation plans, including that we will establish a non-qualified deferred compensation plan that is substantially similar to Jacobs’ Executive Deferral Plan, which will assume all liabilities with respect to current and former Amentum employees under Jacobs’ Executive Deferral Plan. This summary is qualified in its entirety by the employee matters agreement, which is included as Exhibit 10.19 to our Annual Report on Form 10-K for the fiscal year ended September 27, 2024.
Tax Matters Agreement
We entered into a tax matters agreement with Jacobs and Amentum Equityholder that governs the parties’ respective rights, responsibilities and obligations with respect to tax liabilities and benefits, tax attributes, the preparation and filing of tax returns, the retention of records, the control of audits and other tax proceedings and other matters regarding taxes, including cooperation and information sharing with respect to tax matters (the “tax matters agreement”). This summary is qualified in its entirety by the tax matters agreement, which is included as Exhibit 10.4 to our Annual Report on Form 10-K for the fiscal year ended September 27, 2024.
Allocation of Taxes
In general, under the tax matters agreement, Jacobs is responsible for consolidated, combined or unitary federal, state and foreign income tax liabilities, we are responsible for income tax liabilities reportable on a separate tax return of Amentum and/or its subsidiaries (other than certain foreign taxes), and Jacobs and Amentum are responsible for non-income taxes attributable to their respective lines of business. Jacobs and Amentum are each responsible for 50% of any Transaction Transfer Taxes (as defined in the tax matters agreement). None of the parties’ obligations under the tax matters agreement are limited in amount or subject to a cap.
Indemnification Obligations
The tax matters agreement generally provides for indemnification obligations between Amentum, on the one hand, and Jacobs, on the other hand. In particular, we must indemnify Jacobs for (i) all taxes for which we are responsible as described above under “Allocation of Taxes” and (ii) all taxes and certain costs and expenses incurred in connection with such taxes resulting from the loss of the tax-free status (which means “Tax-Free Status” as defined in the tax matters agreement) of any of the transactions (other than the merger) where such loss of the tax-free status is caused by (1) any act or failure to act by Amentum (after the merger), any member of the Amentum group (after the merger), Amentum’s subsidiaries, Amentum Equityholder or any of their respective affiliates, (2) any breach by Amentum or Amentum Equityholder of any of their representations or covenants under the separation and distribution agreement, the merger agreement, the tax matters agreement or any other transaction document or the Tax Materials (as defined in the tax matters agreement), (3) the acquisition following the merger of our stock, stock of certain of our subsidiaries, or the assets of the Amentum group, (4) any negotiations, understandings, agreements or arrangements by Amentum or any member of the Amentum group (after the merger), Amentum Equityholder or any of their respective affiliates that cause any of the Distributions (as defined in the tax matters agreement) to be treated as part of a Plan (as defined in the tax matters agreement) pursuant to which one or more persons acquire a 50% or greater interest (measured by vote or value) in the stock of Amentum or certain subsidiaries of Amentum, or (5) the amendment of the certificates of incorporation (or other organizational documents) or any other act by Amentum or any member of the Amentum group (after the merger), Amentum Equityholder or any of their respective affiliates affecting the voting rights of any stock or stock rights of Amentum or such Amentum subsidiaries, except in each case to the extent the relevant transactions did not qualify for tax-free status at the time they were taken solely as a result of facts and circumstances pertaining to Jacobs existing as of immediately after the merger. For the avoidance of doubt, Amentum will be subject to the foregoing indemnification obligations if the loss of the tax-free status of any of the transactions other than the merger is caused by the loss of tax-free status of the merger.
In addition, Jacobs must indemnify Amentum for (i) all taxes for which Jacobs is responsible as described above under “Allocation of Taxes” and (ii) all taxes and certain costs and expenses incurred in connection with such taxes resulting from the loss of the tax-free status of any of the transactions (other than the merger) where such loss of the tax-free status is caused by (1) any act or failure to act by Jacobs or any of its subsidiaries, (2) any breach by Jacobs of any of its representations or covenants under the separation and distribution agreement, the merger agreement, the tax matters agreement or any other transaction document or the Tax Materials (as defined in the tax matters agreement), (3) the acquisition following the merger of Jacobs stock or the assets of Jacobs or any of its subsidiaries, or (4) any negotiations, understandings, agreements or arrangements by Jacobs or any of its subsidiaries that cause any of the Distributions (as defined in the tax matters agreement) to be treated as part of a Plan (as defined in the tax matters agreement) pursuant to which one or more persons acquire a 50% or greater interest (measured by vote or value) in the stock of Jacobs. For the avoidance of doubt, Jacobs will be subject to the foregoing indemnification obligations if the loss of the tax-free status of any of the transactions other than the merger is caused by the loss of tax-free status of the merger. If the transactions fail to qualify for tax-free status, and the taxes resulting from such failure are indemnified or borne by Jacobs, Amentum will be required to pay Jacobs all or a portion of the value of certain tax savings resulting from certain tax basis increases.
Preservation of the Intended Tax Treatment of Certain Aspects of the Transactions
Jacobs, Amentum and Amentum Equityholder intended for the contribution and certain related transactions in the internal reorganization to qualify as generally tax-free to Jacobs under Sections 355 and 368(a)(1)(D) of the Code. Jacobs, Amentum and Amentum Equityholder intended for the distribution and any clean-up distribution also to qualify as generally tax-free to Jacobs’ shareholders under Section 355 of the Code (except with respect to the receipt of cash in lieu of fractional shares of Amentum common stock). Jacobs, Amentum and Amentum Equityholder intended for the merger to qualify as tax-free to Amentum and Amentum Equityholder under Section 368(a) of the Code.
In connection with the Transaction, Jacobs received the distribution tax opinions, a merger tax opinion and the IRS ruling, and Amentum received a merger tax opinion. In connection with the foregoing opinions and the IRS ruling, Amentum, Jacobs, and Amentum Equityholder, as applicable, have made and will make certain representations regarding the past and future conduct of their respective businesses and certain other matters.
Amentum and Amentum Equityholder also agreed to certain covenants that contain restrictions intended to preserve the intended tax treatment of the transactions. Amentum or Amentum Equityholder, as applicable, may take certain actions prohibited by these covenants only if Amentum or Amentum Equityholder, as applicable, requests that Jacobs obtain a private letter ruling from the IRS satisfactory to Jacobs in its sole and absolute discretion or provides Jacobs with an unqualified tax opinion satisfactory to Jacobs in its sole and absolute discretion, in each case, to the effect that such action would not jeopardize the intended tax treatment of the transactions, unless Jacobs waives such requirement.
During the time period ending two years after the date of the distribution these covenants include specific restrictions providing that:
•
Amentum will continue the active conduct of the CMS Business’s trade or business and the trade or business of certain CMS Business subsidiaries;

•
Amentum will not voluntarily dissolve or liquidate or permit certain CMS Business subsidiaries to voluntarily dissolve or liquidate;

•
Amentum will not enter into, and will not permit certain CMS Business subsidiaries to enter into, any transaction or series of transactions (or any agreement, understanding, or arrangement) as a result of which one or more persons would acquire (directly or indirectly) stock comprising 50% or more of the vote or value of Amentum (taking into account the stock acquired pursuant to the merger) or such CMS Business subsidiaries;

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Amentum will not engage in, or permit certain CMS Business subsidiaries to engage in, certain mergers or consolidations;

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Amentum will not, and will not permit certain CMS Business subsidiaries to, sell, transfer or otherwise dispose of (i) 30% or more of the gross assets of the CMS Business, certain CMS Business subsidiaries, or (ii) the active trade or business of the CMS Business or certain CMS Business subsidiaries, subject to certain exceptions;

•
Amentum will not, and will not permit certain CMS Business subsidiaries to, redeem or repurchase stock or rights to acquire stock;

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Amentum will not, and will not permit certain CMS Business subsidiaries to, permit any shareholder of Amentum or of such CMS Business subsidiaries to become a “controlling shareholder” within the meaning of Treasury Regulations Section 1.355-7;

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Amentum will not, and will not permit certain CMS Business subsidiaries to, amend their certificates of incorporation (or other organizational documents) or take any other action affecting the voting rights of any stock or stock rights of Amentum or such CMS Business subsidiaries;

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Amentum will not, and will not permit certain CMS Business subsidiaries to, take any other action that would, when combined with any other direct or indirect changes in ownership of Amentum stock (including pursuant to the merger), have the effect of causing one or more persons to acquire stock representing 50% or more of the vote or value of Amentum, or otherwise jeopardize the tax-free status of the transactions;

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Amentum Equityholder will not, and will not permit its direct owners or its affiliates to, directly or indirectly acquire any stock of Amentum and certain CMS Business subsidiaries; and

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Amentum Equityholder will not, and will not permit its direct owners or its affiliates to, permit Amentum or certain CMS Business subsidiaries to enter into any transaction or series of transactions (or any agreement, understanding, or arrangement) as a result of which one or more persons would acquire (directly or indirectly) stock comprising 50% or more of the vote or value of Amentum (taking into account the stock acquired pursuant to the merger) or such CMS Business subsidiaries, subject to certain exceptions.

As discussed above, Amentum generally agreed to indemnify Jacobs and its affiliates against any and all tax-related liabilities incurred by them relating to the contribution and distribution, the merger and certain other related transactions to the extent caused by any of the actions prohibited under the tax-related covenants described above. This indemnification applies even if Jacobs has permitted Amentum or Amentum Equityholder, as applicable, to take an action that would otherwise have been prohibited under the tax-related covenants described above.
Registration Rights Agreement
We entered into a registration rights agreement with Jacobs (the “registration rights agreement”) the terms of which are outlined in the summary that follows. This summary is qualified in its entirety by the registration rights agreement, which is included as Exhibit 10.5 to our Annual Report on Form 10-K for the fiscal year ended September 27, 2024.
Voting of Retained Shares
Jacobs agreed to vote any shares of Amentum common stock that it retains in proportion to the votes cast by Amentum’s other shareholders and granted Amentum a proxy to vote Jacobs’ shares of Amentum common stock in such proportion.
Registration Rights
The registration rights agreement provided Jacobs with certain registration rights.
Shelf Registration Rights
Upon the request of Jacobs from time to time, we were required to use reasonable best efforts to file a shelf registration statement (which shall be on Form S-3 if we are then eligible) at our expense with respect to the registrable securities, and Jacobs is entitled to request a prospectus supplement or an amendment to such shelf registration statement with respect thereto. We were required to use reasonable best efforts to keep such shelf registration statement continuously effective under the Securities Act until the earlier of (i) the date as of which there are no longer any registrable securities and (ii) such shorter period as Jacobs may agree in writing. These shelf registration rights are subject to specified conditions and limitations.
Demand Registration Rights
If a shelf registration statement is not available, Jacobs had the right to demand that we file up to three registration statements on Form S-3 (or on any other appropriate form under the Securities Act if Amentum is not eligible to file a registration statement on Form S-3) within a 365-day period. These registration rights were subject to specified conditions and limitations, including limitations on the number of shares included in any such registration under specified circumstances. Upon such a request, we were required to file such registration statement within 45 days in the case of a registration statement on Form S-3 or 60 days in the case of a registration statement on Form S-1 and use reasonable best efforts to affect the registration within 60 days after such filing.
Underwritten Offering
Jacobs had the right to specify that the sale of some or all of the registrable securities subject to such shelf registration statement or demand registration statement is to be conducted through an underwritten offering and has the right to select (with Amentum’s consent) the managing underwriters to administer such underwritten offering. These rights are subject to specified conditions and limitations.
Piggyback Registration Rights
If we propose to register any shares of our common stock under the Securities Act either for our own account or for the account of any other person, then Jacobs is entitled to notice of the registration and is entitled to include their registrable securities (or a portion thereof) in such registration. These piggyback registration rights were subject to specified conditions and limitations, including the right of the underwriters, if any, to limit the number of shares of issued and outstanding common stock included in any such registration under specified circumstances.
Expenses and Indemnification
We agreed to pay all reasonably incurred, out-of-pocket registration and filing fees, printing costs and fees and expenses of our and Jacobs’ legal counsel, accountants and certain expenses of underwriters, except as otherwise provided in the registration rights agreement. The registration rights agreement included customary indemnification provisions with respect to Jacobs’ registration rights, including indemnification of Jacobs and its stockholders, by us for certain losses, claims, damages, liabilities, actions or proceedings and expenses in respect thereof.
Information Rights
The registration rights agreement sets forth certain information rights granted to Jacobs.
Debt-for-Equity Exchange
On March 13, 2025, pursuant to a registration statement and prospectus supplement filed by the Company, Jacobs sold all of its securities subject to the registration rights agreement wherein Jacobs exchanged its shares of our common stock for certain indebtedness of Jacobs held by Bank of America, N.A. pursuant to an exchange agreement. Accordingly, the terms of the registration rights agreements are no longer applicable to the Company as there are no longer any registrable securities.

COMPENSATION DISCUSSION AND ANALYSIS
Overview and Background
The Compensation Discussion and Analysis (“CD&A”), accompanied by the compensation tables and related disclosures, describes our executive compensation philosophy and programs. Following last year’s transition to public-company status, Fiscal Year 2025 represented a period of meaningful progress in advancing our multi-year integration and transformation agenda. In Fiscal Year 2025 the focus was on harmonizing systems, strengthening financial controls, optimizing the organizational structure, and positioning the business for sustainable growth.
We are committed to empowering our employees to foster innovation and develop advanced engineering and technology solutions that tackle pivotal challenges in science, security, and sustainability, thus contributing to a secure and prosperous future across the globe. Our Executive team plays a crucial role in enabling and driving this vision. Consequently, our Executive compensation practices are crafted to attract and retain top talent, ensure competitive remuneration, provide rewards and incentives based on individual and company performance, and recognize exceptional contributions that advance the company’s vision, mission, and values.
Within this context, the Compensation Committee (also referred to in this section as the Committee) continues to refine our executive compensation program to ensure it supports the capabilities and leadership required during this evolution. Consistent with our compensation philosophy, the Committee uses external benchmarking as a guide to understand market dynamics and ensure competitive pay opportunities. Individual compensation reflects role scope, leadership impact, performance, and retention considerations given the competitive nature of our sector. Our senior leadership team brings together industry leading experts who are uniquely positioned to deliver exceptional value to our customers.
The following executives were our named executive officers (or “NEOs”) for fiscal year 2025:

Steven J. Demetriou	John Heller	Travis B. Johnson	Stephen A. Arnette	Sean Mullen
Executive Chairman	Chief Executive Officer	Chief Financial Officer	Chief Operating Officer	Chief Growth Officer
Company Performance and Highlights
Strong Performance Following Our Landmark Merger
Fiscal Year 2025 began with the landmark, multi-billion-dollar merger between Amentum and Jacobs’ Critical Mission Solutions and Cyber & Intelligence units, creating a larger, more diversified company poised to tackle the most complex global challenges. The year also marked the formation of a newly combined executive team, with NEOs drawn from both legacy organizations. This integration required significant leadership alignment as the team established a unified operating model, harmonized roles and responsibilities, and advanced the long-term value-creation framework set during our transition year. These dynamics informed several of the Committee’s compensation decisions, including the emphasis on performance alignment, leadership continuity, and retention through a period of substantial change. Below are key financial and operational highlights for Fiscal Year 2025:1
1
The proxy statement includes the presentation and discussion of Adjusted EBITDA and Adjusted EBITDA Margin, which are not measures of financial performance under Generally Accepted Accounting Principles in the United States (“GAAP”). Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the information provided in accordance with GAAP. Management believes that these non-GAAP measures provide another measure of Amentum’s results of operations and financial condition, including its ability to comply with financial covenants. See Unaudited Non-GAAP Financial Measures in Appendix A for more information and a reconciliation of our selected reported results to these non-GAAP measures.

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Annual Revenues of $14.4 billion, 4% growth on a pro forma basis

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Annual Net Income of $66 million; Annual Adjusted EBITDA of $1,104 million

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Annual Diluted Earnings Per Share of $0.27; Annual Adjusted Diluted Earnings Per Share of $2.22

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Annual Operating Cash Flow of $543 million; Annual Free Cash Flow of $516 million

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Backlog of $47 billion; Book-to-Bill — 1.6x Fourth Quarter, 1.2x Full Year

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Reduced Net Debt to $3.6 billion and Net Leverage to 3.2x

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Successful first year as a newly merged public company; exceeded mid-point of financial guidance and achieved key integration milestones

Strategic wins that shape our future
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Space Force Range Contract: A $4 billion award to advance the national capability for Assured Access to Space from the Eastern and Western space and missile ranges through responsive and flexible operations, maintenance, sustainment, systems and integrations solutions. This win cements Amentum’s leadership in space systems and technology and represents a critical step in our expansion into commercial space.

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Sizewell C: Amentum was selected as the program manager and lead design engineer, delivering critical engineering and technical services, and modernized infrastructure solutions. The station will have two 1.6 gigawatt reactors capable of supplying electricity to six million homes each year.

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U.K. Sellafield Decommissioning Framework: Amentum was awarded positions totaling over $1.8 billion over 15 years to deliver expert decommissioning solutions. Under the framework, which represents an expansion in the scope and scale of Amentum’s current operations, the Company will employ multidisciplinary, end-to-end engineering and project management capabilities to carry out remediation work and retrieve hazardous waste from legacy ponds on the site in Cumbria, England.

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Canadian Nuclear Laboratories (CNL): The Atomic Energy of Canada Limited awarded the CNL operations and management solutions contract, a CAD $1.2 billion annual contract with a six-year base and extension periods up to a total of twenty years, to Nuclear Laboratory Partners of Canada, Inc. As part of the joint venture partnership, Amentum will continue to bring comprehensive nuclear operational solutions, research and development, and technical expertise in Canada.

These wins unquestionably demonstrate our ability to execute at scale, deliver for our customers, and build predictable, sustainable growth across national security, energy, and space.
Pay versus Performance Highlights
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In Fiscal Year 2025, a significant portion of CEO and Senior Executive compensation was linked to performance metrics that directly contribute to shareholder value.

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Amentum’s Fiscal Year 2025 Short-term Incentive Plan yielded a company payout of 113% of the target, demonstrating strong financial discipline.

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Amentum exceeded adjusted EBITDA and Net Debt Reduction, financial targets in Fiscal Year 2025.

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Compensation programs were structured to align with the long-term interests of shareholders, ensuring executive rewards reflect company performance.

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The Fiscal Year 2025 — Fiscal Year 2027 Long-term Incentive Plan, our first grant of performance share units, referred to as PSUs, includes targets for cumulative EBITDA and cumulative Free Cash Flow Performance (FCP), aligning executive incentives with ongoing financial health and shareholder value creation.

Compensation Philosophy
The company’s executive compensation objectives are to attract, retain, and motivate exceptional leaders with the capability and character to execute the Company’s business strategy, uphold its values, and deliver sustainable long-term value to shareholders. This supports a performance-based, strategically aligned, and market-informed framework that rewards outcomes, leadership effectiveness, and long-term enterprise success, while maintaining fairness, accountability, and flexibility.
Pay shall be reviewed annually with the following guiding principles in mind:
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Strategic Alignment: Executive compensation shall reinforce and advance the Company’s mission, strategic objectives, and operational priorities with a focus on sustainable long-term value creation for shareholders and executives.

•
Market Awareness: The Committee will use market and peer data as a guide to assess the competitiveness of compensation opportunities, inform compensation decision-making, and understand how the Company’s practices compare with peers of similar size, industry, and complexity. The market median will be used as a competitive reference point but will not necessarily define target compensation for Amentum.

•
Individual Differentiation: Compensation decisions shall reflect each executive’s skills, performance, and background, as well as the alignment of their leadership capabilities with Amentum’s current and future business needs. Executives with extraordinary skills, performance, and backgrounds may warrant above market median pay.

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Internal Equity and Fairness: Compensation decisions will consider the internal equity among roles of similar impact while allowing flexibility to differentiate based on performance, job scope, contributions, experience, and criticality. Roles with expanded or decreased responsibility should be positioned appropriately above or below peers and market median.

The markets in which we operate are highly competitive, with a limited talent pool for executives who can navigate the complex and demanding global landscape in our industry, particularly at the executive leadership level. As a result, we will continue to proactively assess our executive compensation program to ensure it remains competitive in our unique set of market conditions.
Key Executive Compensation Practices
To ensure strong corporate governance, our compensation program incorporates the following key practices:
WHAT WE DO	WHAT WE DON’T DO
Require our executives and directors to comply with meaningful stock ownership guidelines	No offer of excessive executive perks and benefits
Annually review our peer group for executive compensation levels and practices	No single trigger change in control
Regularly review our executive talent, performance, deployments, and succession plans	No hedging or pledging, and speculative trading of Amentum securities
Align executive pay with short- and long-term performance	No defined benefit pension plan for named executive officers
Regularly evaluate policies and programs against market competitiveness, ensure consistency to organizational objectives, and alignment with standards of good governance	No 280G excise tax gross-up
Limit excessive compensation for executives by setting compensation caps and restricting excessive perks and non-monetary benefits	No multi-year guaranteed short term incentive plan or long-term incentive plan payouts
Engage with an independent compensation consultant performing no work for Amentum other than that for Amentum’s Compensation Committee
Maintain a comprehensive clawback policy

Roles in Determining Executive Compensation
Various groups within Amentum are involved in the decision-making process for executive compensation. These groups include the Compensation Committee of the Board, the Board, the Chief Executive Officer, and the Independent Compensation Consultant reporting to the Compensation Committee. The roles and responsibilities are outlined below:
Groups Involved in Determining Executive Compensation	Roles
Compensation Committee
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Develop, amend, and approve executive compensation programs to remain consistent with our values and philosophy, support the recruitment and retention of executive talent, and help achieve business objectives

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Determine and approve the appropriate level of compensation for all executive officers

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Determine and approve short- and long-term incentive plan design and performance targets for all executive officers

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Evaluate our CEO’s performance

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Select the independent compensation consultant and determine the scope of the consultant’s engagement

Board of Directors	• Appoint executive officers
Chief Executive Officer	• Evaluate performance for the executive officers, other than himself, and make compensation recommendations to the Compensation Committee
Independent Compensation Consultant
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Provide expert input on market trends and broader developments in executive compensation, as well as assess the extent to which the Company’s compensation programs, policies, and practices align with the Company’s business and talent strategies, and investor expectations

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Analyze the prevailing executive compensation structure and plan designs, and help the Compensation Committee assess the appropriateness of our compensation program in the context of aligning executive officer interests with those of our strategy and our shareholder interests

Use of an Independent Compensation Consultant
For fiscal year 2025, the Committee engaged Farient Advisors to provide expertise and recommendations on executive compensation matters. For fiscal year 2025, Farient advised the Committee on executive pay levels, compensation policies, program design, including the structure, measures, and goals of incentive plans, as well as investor considerations.
The Committee regularly meets with the independent compensation consultant, who participates in these meetings throughout the year. The consultant also reviews Compensation Committee materials in advance and consults with the Committee Chair to effectively serve the Committee. Notably, in Fiscal Year 2025, a review of independence was conducted under listing exchange rules, and no conflict of interest was found.
Amentum’s Compensation Peer Group
Compensation for key executives is assessed against similar roles at peer companies. The Compensation Committee reviews and updates this peer group at least annually to ensure its relevance based on company size, industry, and business model. Adjustments to the peer group are made as necessary to maintain an appropriate comparison. This peer group serves as a reference for informing and setting competitive executive compensation opportunities.
The Compensation Committee does not target specific pay positioning levels within the market. Instead, it considers a comprehensive set of factors when making compensation decisions. For setting Fiscal Year 2025 executive compensation, the committee, with assistance from its compensation consultant, evaluated companies similar in size, industry, and operations, focusing on:
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Company size: Organizations with median revenue, EBITDA, and employee numbers comparable to Amentum, allowing for flexibility to include businesses that align well from a strategic perspective.

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Industry: Government services firms specializing in advanced engineering technology solutions, along with other companies tracked by our Investor Relations department or those benchmarking against our company.

For the design of Fiscal Year 2026 executive compensation, Farient Advisors conducted a peer group evaluation. In addition to the previously mentioned factors, they analyzed the business models and government contracting components of both our current and potential peers. Based on this comprehensive analysis, Farient Advisors recommended adjustments to the peer group, which were subsequently approved by the Compensation Committee.
Changes were adopted after an annual review of peer companies by the Independent Compensation Consultant as follows:
Fiscal Year 2025 Peer Group	Fiscal Year 2026 Peer Group
AECOM (ACM)	AECOM (ACM)
BOOZ ALLEN HAMILTON (BAH)	ATKINS REALIS(ATK)
CACI INTERNATIONAL, INC (CACI)	BOOZ ALLEN HAMILTON (BAH)
DXC TECHNOLOGY (DXC)	CACI INTERNATIONAL, INC (CACI)
FLUOR (FLR)	DXC TECHNOLOGY (DXC)
HUNTINGTON INGALLS INDUSTRIES (HII)	FLUOR (FLR)
JACOBS (J)	JACOBS (J)
KBR, INC (KBR)	KBR, INC (KBR)
L3HARRIS TECHNOLOGIES, INC (LHX)	L3HARRIS TECHNOLOGIES, INC (LHX)
LEIDOS HOLDINGS, INC (LDOS)	LEIDOS HOLDINGS, INC (LDOS)
MAXIMUS, INC (MMS)	PARSONS CORPORATION (PSN)
PARSONS CORPORATION (PSN)	SCIENCE APPLICATIONS INTERNATIONAL CORPORATION (SAIC)
SCIENCE APPLICATIONS INTERNATIONAL CORPORATION (SAIC)	TEXTRON, INC (TXT)
TEXTRON, INC (TXT)	V2X (VVX)
V2X (VVX)
The Committee agreed with the Compensation Consultant’s recommendation to add Atkins Realis since it is a suitable peer due to its global presence and extensive expertise in providing engineering solutions across transportation, defense, energy, and other critical sectors, mirroring Amentum’s diversified service portfolio and sector focus. Conversely, the recommendation to remove Maximus and Huntington Ingalls was approved because they serve significantly different markets and offer distinct services that are not aligned with Amentum, making them not ideal peer fits.
Compensation Elements
Amentum’s Board of Director’s approved fiscal year 2025 target compensation levels and programs for Messrs. Heller, Demetriou, Arnette, Johnson, and Mullen. In addition, Amentum’s Compensation Committee reviewed and approved payouts of short-term incentive awards to our named executive officers.

The key components of Amentum’s executive compensation programs and the administration of those programs in fiscal year 2025 pertaining to Amentum’s NEOs are described below:
Direct Compensation Elements
Direct Compensation Elements for Fiscal Year 2025	Average % of Total Direct Compensation
Base salary	19%
Short-Term Incentive Plan (STIP)	20%
Long-term Equity Incentives	61%
Fiscal Year 2025 Base Salaries
In Fiscal Year 2025, the Committee set the following base salaries to reflect the Company’s post-transaction organizational structure, market positioning, and the differentiated responsibilities of each executive role:
Name	Salary
John Heller	$1,225,000
Steven J. Demetriou	1,250,000
Travis B. Johnson	650,000
Stephen A. Arnette	750,000
Sean Mullen	473,000
Fiscal Year 2025 Short Term Incentive Plan (STIP)
Name	STIP Target (% of Salary)
John Heller	140%
Steven J. Demetriou	100%
Travis B. Johnson	100%
Stephen A. Arnette	100%
Sean Mullen	75%
Fiscal Year 2025 Short Term Incentive Program (STIP) Design
•
Awards were at risk and tied to the achievement of pre-set financial and operational goals.

•
Amentum used the following performance measures to emphasize the business priorities of cash flow, operating profit, and debt reduction, all of which executives could most directly influence:

–
Adjusted EBITDA, weighted at 65%

–
Days Sales Outstanding (DSO), weighted at 20%

–
Net Debt Reduction, weighted at 15%

•
Payouts were adjusted for performance between discrete points

•
See Appendix A to this proxy statement for a reconciliation of Adjusted EBITDA to the most directly comparable financial measure calculated and presented in accordance with GAAP

Fiscal Year 2025 Short Term Incentive Program (STIP) Results
Fiscal year 2025 goals and results yielded a payout of 113% of target payout based on Adjusted EBITDA of $1,104M, DSO of 67.1 days, and Net Debt Reduction of $446M as shown below:
	Adjusted EBITDA ($MM)	DSO (Days)	Net Debt Reduction2	Payout
Weighting	65%	20%	15%
Maximum	$1,296	60.5	500	200%
Target1	$1,076	66.3	411	100%
Threshold	$972	71.5	350	50%
Actual	$1,104	67.1	446
Payout %	73.6%	18.5%	20.9%	113%

1
Target Adjusted EBITDA and Target DSO adjusted during fiscal year 2025 to reflect removal of Plan contribution for the Rapid Solutions and New Zealand divestitures. These deals were not factored into targets established at the beginning of the fiscal year since they were finalized during the fiscal year.

2
Actual Net Debt Reduction reflects the underlying operational performance net of acquisition payments, divestiture proceeds, and changes in accounts receivable factoring proceeds

Fiscal Year 2025 Short Term Incentive Program (STIP) Payments to NEOs
Name	Fiscal Year 2025 Annual Cash Incentive Target1	Annual Cash Incentive Payout	Annual Cash Incentive Paid
John Heller	$1,714,617	113%	$1,937,518
Steven J. Demetriou	1,250,000	113%	1,412,500
Travis B. Johnson	649,233	113%	733,634
Stephen A. Arnette	748,357	113%	845,644
Sean Mullen	354,562	113%	400,656

1
Annual Cash Incentive Targets are calculated based on 3 months of salary pre-merit and 9 months of salary post-merit increase.

Fiscal Year 2025 Long-Term Incentive Program (LTIP)
Amentum’s Long-Term Incentive program is designed to align executives with the long-term interests of shareholders, motivate sustained superior performance, and encourage retention.
For fiscal year 2025, as a new public company, the Committee established a new long-term incentive plan. A 50/50 PSU–RSU mix was selected to balance performance alignment with retention, reflecting peer practices and investor expectations. The following awards were granted under the Stock Incentive Plan:
Form of 2025 Equity Grant	Weight	Performance and Vesting Periods
PSUs	50%	3-year performance period
RSUs	50%	3-year ratable vesting
Fiscal Year 2025 Long Term Incentive Program (LTIP) Annual grants to NEOs
Name	Fiscal Year 2025 Annual Target Time-Based RSU Grant	Fiscal Year 2025 Annual Target Performance-Based RSU Grant
John Heller	$3,275,000	$3,275,000
Steven J. Demetriou	2,500,000	—1
Travis B. Johnson	1,000,000	1,000,000
Stephen A. Arnette	1,050,000	1,050,000
Sean Mullen	400,000	400,000

1
The terms of Mr. Demetriou’s employment agreement exclude grants of performance based awards.

2025-2027 Performance Share Units
Amentum’s 2025-2027 Performance Share Units (PSUs) are tied to achieving three-year cumulative Free Cash Flow and three-year cumulative Adjusted EBITDA targets, each weighted equally. The PSUs are eligible to vest after three years, contingent on meeting these equally weighted performance goals and generally subject to continued employment. Goals for the fiscal year 2025-2027 performance cycle have been set in accordance with the financial commitments we have made public.
	3-Year Cumulative Adjusted EBITDA	3-Year Cumulative Free Cash Flow
Weighting	50%	50%
Fiscal Year 2025 Equity “Launch Grants”
In addition to our regular long-term incentive compensation grants, following the completion of the Transaction, the Committee decided that Amentum should issue one-time “launch grants” in the form of time-based restricted stock units (RSUs) to select leaders, primarily at the executive level. Consistent with Amentum’s compensation philosophy, these grants aimed to reinforce an ownership mentality, retain critical leadership within Amentum, enhance the holding power of unvested equity grants, and enable executives to meet their new ownership guidelines.
In determining the levels for these launch grants, the Committee considered each executive’s position, their normal annual equity grant value (capping awards at no more than one times the annual award), and the holding power of previously granted awards, based on each executive’s existing unvested equity.
The launch grants were awarded on November 6, 2024. These grants are eligible to vest 50% on the 18-month anniversary of the grant date and 50% on the third anniversary, subject to continued employment. The target values for the launch grants for our Named Executive Officers (NEOs) are as follows:
NEO	Launch Grant Value
John Heller	$1,000,000
Steven J. Demetriou	—
Travis B. Johnson	750,000
Stephen A. Arnette	750,000
Sean Mullen	500,000
One-Time Awards
2025 One-Time Grants
On December 20, 2024, the Compensation Committee approved a grant of 9,298 RSUs to Mr. Mullen, valued at $200,000 at the time of grant. This award was given as special recognition for his contributions toward Amentum’s public company transaction. The restricted stock units will vest on December 17, 2025, subject to continued employment, except in the case of certain qualifying terminations of employment.
On January 28, 2025, the Compensation Committee approved a make-whole equity award to Mr. Heller consisting of 1,373,955 stock options and 155,938 restricted stock units. The award was intended to provide Mr. Heller with the opportunity to realize the value originally contemplated under profits interest units granted upon his appointment as Chief Executive Officer, which expired upon conversion in connection with the Company’s earlier than anticipated public company transaction. The award was structured to preserve the economic opportunity and remaining term that would have been typical in a normal private to public equity conversion, net of value previously received, and to require continued service through three-year ratable vesting. As such, it should not be considered 2025 compensation, but rather a value-neutral mechanism to address what was owed through previously-issued pay. The stock options have an exercise price of $22.71 per share and a four-year term, and both the options and restricted stock units vest ratably on the first, second and third anniversaries of the grant date, subject to accelerated vesting upon qualifying terminations of employment.
Benefits and Perquisites
Our executives were eligible to participate in a full complement of benefits during fiscal year 2025. Amentum NEOs generally participated in the same benefit plans offered to U.S. employees although, Messrs. Heller, Johnson, and Mullen were offered increased basic life/AD&D insurance of four times salary (versus one time salary) and company paid long term disability (versus employee paid coverage). During fiscal year 2025, our named executive officers were eligible to receive limited perquisites, including up to $15,000 for certain expenses, such as financial counseling and estate planning. We believe that our executive benefit and perquisite programs are reasonable and necessary to provide for the well-being of our executives.
401(k) Plans
We provide retirement benefits to our executives, including our NEOs, to help them build financial security for retirement while allowing them to direct the investment of their retirement savings as they choose. The NEOs participated in two separate retirement plans pending post-transaction plan consolidation. For fiscal year 2025, Messrs. Heller, Johnson, and Mullen were eligible to participate in the Amentum 401(k) Retirement Plan, with a maximum matching contribution of 3%. Messrs. Demetriou and Arnette were eligible to participate in the Amentum Technology Inc. Employees’ Savings Plan, which provided up to a 3.5% maximum match for fiscal year 2025. Amentum did not maintain a defined benefit pension plan that covered the NEOs during fiscal year 2025.
Deferred Compensation Plans
Amentum NEOs were eligible to participate in the Amentum Executive Deferred Compensation Plan (although no Amentum NEOs elected to participate in the plan). Under this plan, NEOs could defer a portion of compensation that will be paid at a later date, including upon retirement or death. Such deferrals are credited with earnings and losses based upon the actual performance of the deemed investments selected by participants.
Employment Agreements
Amentum entered into employment agreements effective as of the closing of the Transaction with each of Messrs. Heller, Demetriou, Arnette and Johnson. Each employment agreement sets forth the applicable executive’s current position and provides for an annual base salary, a target annual performance bonus as a percentage of annual base salary, the reimbursement of business expenses, eligibility to participate in our long-term incentive compensation plans and any employee benefit plan maintained by us for the benefit of its employees generally and severance benefits, as described in more detail below. The terms of the agreements are similar, except to the extent indicated below.
Each employment agreement includes the executive’s annual base salary, and target annual bonus as a percentage of annual base salary. In addition, Mr. Demetriou’s agreement includes the following provisions: Mr. Demetriou is employed as our Executive Chair with compensation for two years following September 27, 2025 (the “Initial Term”) that includes an annual base salary of $1,250,000 and a target annual bonus equal to 100% of his annual base salary with the same performance conditions applicable to the annual bonus payable to our Chief Executive Officer (the “Annual Bonus”). If Mr. Demetriou remains employed through the Initial Term, he will be entitled to payment of the full earned Annual Bonus for fiscal year 2026 regardless of whether he remains employed through the applicable payment date. Mr. Demetriou is eligible to participate in our long-term incentive compensation plans with a target annual long-term incentive award equal to $2,500,000 per year. Each long-term incentive award granted to Mr. Demetriou during the Initial Term will vest no later than the first anniversary of the date of grant, subject solely to continued service through the applicable vesting date(s). If Mr. Demetriou remains employed through the Initial Term, he will be entitled to vest in the full long-term incentive award granted for fiscal year 2026 regardless of whether he remains employed through the first anniversary of the date of grant (or any earlier vesting date(s)) of such award.

Following the Initial Term, if Mr. Demetriou continues in the role of Executive Chair, compensation will then be determined by the Compensation Committee.
Severance
Our severance policy provides financial protection to executives in the event of an involuntary termination or a change in control. The policy includes a combination of cash payments, continuation of certain benefits, and outplacement services. These provisions are designed to offer a safety net while ensuring a smooth transition for both the executive and the company during times of organizational change. The severance benefits provided to our NEOs is described in more detail below in “Potential Payments upon Termination or a Change in Control.”
Restrictive Covenants
The employment agreements include non-competition, non-solicitation of employees and customer restrictions, non-disclosure of confidential information and other customary restrictive covenants.
Term
As described above, the initial term of employment for Mr. Demetriou is two years, during which time Mr. Demetriou’s employment may not be terminated by us other than for Cause or as a result of his death or disability. Such employment with the Company is “at will” following the initial term if Mr. Demetriou continues in his role as our Executive Chair.
The initial term of employment of each of Messrs. Heller, Johnson and Arnette is two years from the Closing Date, which term will automatically renew for subsequent one-year terms unless either party provides notice of non-renewal at least 60 days prior to the end of the then-current term. Employment with us is “at will” and, subject to certain provisions of the employment agreements, employment may be terminated by us or the applicable executive at any time and for any reason, with or without prior notice.
Executive Stock Ownership Guidelines
Equity ownership guidelines are in place for our executive officers to further align their interests to those of our stockholders. Until an executive has satisfied the ownership requirements set forth below, the executive has limited ability to sell any equity granted as executive equity compensation by the Company. Each executive’s required equity ownership amount is determined as a multiple of his or her base salary. The applicable multiples for our executive officers are set forth in the table below:
Executive Officers	Ownership Guidelines
Executive Chair	6x annual base salary
Chief Executive Officer	6x annual base salary
Other executive officers	3x annual base salary
In calculating an executive’s ownership, fully owned stock, restricted stock, restricted stock units, performance-contingent restricted stock and restricted stock unit awards where the performance contingency has been met even if they remain subject to time-based vesting, and deferred stock units will be counted in satisfaction of the guidelines. If the performance goal is not met, no Performance Share Units (PSUs) will be distributed or included in the calculation of ownership. An executive officer has five years from the later of September 27, 2024 or the executive officer’s date of hire to achieve the required ownership level.
Risk Assessment
The Company reviews its compensation policies and practices, including incentive plan design, to determine whether our executive compensation components and arrangements encourage risks that are reasonably likely to have a material adverse impact on Amentum. The Company’s pay philosophy is designed to effectively balance a mix of cash and incentive awards, short- and long-term periods, financial and non-financial performance, and allows for the Compensation Committee’s discretion to make negative adjustments to payouts under the Company’s compensation plans. Further, our compensation programs incorporate policies to mitigate compensation-related risk, including stock ownership guidelines, vesting periods on equity awards, insider-trading prohibitions and independent Compensation Committee oversight.
In addition, as part of its oversight, the Compensation Committee considers whether any risks arising from the Company’s compensation programs and policies are reasonably likely to have a material adverse effect on the Company. The Compensation Committee has retained an Independent Consultant to assist with a risk assessment of the Company’s compensation policies and practices in fiscal year 2026.
Advisory Vote to Approve Executive Compensation
As we ask our stockholders to cast an advisory vote to approve our compensation program on an annual basis, at the 2026 Annual Meeting of Stockholders, we will be asking our shareholders to cast an advisory vote to approve the compensation paid to our named executive officers as described in this proxy statement.
Government Limitations on Reimbursement of Compensation Costs
As a government contractor, we are subject to applicable federal statutes and the Federal Acquisition Regulation (“FAR”) that govern the reimbursement of costs by our government clients. Pursuant to the FAR, our contracts limit the allowability of reimbursement for compensation to certain, or in some cases all, employees, including our named executive officers, to a benchmark compensation cap established each year by the Office of Management and Budget (“OMB”). When comparing compensation to the benchmark cap, all wages, salary, bonuses, deferred compensation, and employer contributions to defined contribution pension plans, if any, for the year, as recorded in our books and records, must be included. Any amounts over the cap are considered unallowable and are therefore not recoverable under our government contracts. The compensation cap established by the OMB, which is applicable to a portion of our contracts for the 2025 calendar year, is $671,000. Other contracts have higher caps and/or limit the allowable compensation of fewer employees.
Compensation Recovery Provisions (Clawbacks)
Our Board has adopted a mandatory clawback policy in accordance with Section 10D of the Exchange Act and Section 303A.14 of the NYSE Listed Company Manual (the “Clawback Policy”). The Clawback Policy requires the Company to recover from its executive officers certain incentive-based compensation in the event that the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, without regard to any misconduct on the part of the executive and subject to certain limited exceptions. The Clawback Policy applies to incentive-based compensation (whether cash- or equity-based) received by current and former executive officers of the Company during the three fiscal years preceding an accounting restatement. The Compensation Committee administers this policy.
Our Stock Incentive Plan also permits the Company to subject awards to forfeiture, disgorgement, and recoupment under any applicable clawback policies that may be adopted by the Company, including our Clawback Policy.
Policies on Timing of Equity Grants
It is our policy not to time the granting of equity awards, including stock option awards, in relation to the release of material non-public information. Accordingly, regularly scheduled awards are permitted to be granted at times when there is material non-public information. We will generally grant equity awards to newly hired and promoted executive officers at the subsequently scheduled Compensation Committee or Board meeting following the respective effective date of the hire or promotion. We will not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation.

Effect of Accounting and Tax Treatment on Compensation Decisions
Section 162(m) of the Code may impact elements of our compensation program. Section 162(m) imposes a $1 million limit on the amount of compensation that we may deduct in any one year with respect to certain “covered employees.”
Our Compensation Committee considers it important to retain the flexibility to design compensation programs that are in the best long-term interests of our Company and our stockholders and does not have a policy requiring compensation to be fully deductible under Section 162(m).
Other provisions of the Code can also affect compensation decisions. Section 409A of the Code, which governs the form and timing of payment of deferred compensation, imposes sanctions, including a 20% penalty and an interest penalty, on a recipient of deferred compensation that does not comply with Section 409A. Our Compensation Committee takes into account the potential implications of Section 409A in determining the form and timing of compensation awarded to our executives and strives to structure its non-qualified deferred compensation plans to meet these requirements.
Section 280G of the Code, or Section 280G, disallows a company’s tax deduction for payments received by certain individuals in connection with a change in control to the extent that the payments exceed an amount approximately three times their average annual compensation and Section 4999 of the Code imposes a 20% excise tax on those payments. Our executive severance plan contains provisions that, in certain circumstances, accelerate vesting of all or a portion of the awards in connection with a change in control and Qualifying Termination within two years following the change in control. To the extent that payments upon a change in control are classified as excess parachute payments, our Company’s tax deduction would be disallowed under Section 280G. We do not provide 280G gross-up payments to our executives.

Compensation Tables and Disclosures
Summary Compensation Table
Name and Principal Position	Fiscal Year1	Salary ($)	Bonus ($)2	Stock Awards ($)3	Option Awards ($)4	Non-Equity Incentive Plan Compensation ($)5	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)6	Total ($)
John Heller Chief Executive Officer	2025	$1,224,038	$—	$10,651,567	$7,332,048	$1,937,518	$—	$52,193	$21,197,364
	2024	1,165,385	—	—	—	1,586,384	—	30,710	2,782,479
Steven J. Demetriou Executive Chairman	2025	1,250,000	—	2,499,973	—	1,412,500	—	25,019	5,187,492
	2024	1,250,000	—	2,750,001	—	1,306,422	—	44,962	5,351,385
Travis B. Johnson Chief Financial Officer	2025	647,308	500,000	2,749,979	—	733,634	—	53,254	4,684,175
	2024	571,923	500,000	—	—	858,781	—	32,945	1,963,649
Stephen A. Arnette Chief Operating Officer	2025	744,231	—	2,849,948	—	845,644	—	26,437	4,466,260
	2024	586,154	—	1,500,013	—	511,203	—	61,602	2,658,972
Sean Mullen Chief Growth Officer	2025	472,107	500,000	1,499,957	—	400,656	—	25,182	2,897,902
	2024	443,300	350,000	—	—	416,061	—	24,603	1,233,964

1
Compensation is provided for fiscal years for which each individual qualified as a named executive officer.

2
The bonus amounts for Johnson reflect a sign-on bonus and a one-time retention bonus per the terms of his employment offer. The bonus amounts for Mullen reflects an integration bonus and a retention bonus.

3
This column reflects the aggregate grant date fair value of the time- and performance-based restricted stock units and is measured based on the closing price of the Company’s common stock on the date of grant. For the Fiscal Year 2025 amounts, this column reflects the combined value of time- and performance-based restricted stock units granted in Fiscal Year 2025 (with PSUs reflecting target performance). At the highest level of performance, the value of such Fiscal Year 2025 PSUs on the grant date would be 200% of target and the following values: Mr. Heller $6,549,965, Mr. Johnson $1,999,990, Mr. Arnette $2,099,959 and Mr. Mullen $799,974. For Fiscal Year 2024, this column reflects the aggregate grant date fair value of the time- and performance-based restricted stock units that Jacobs granted to Mr. Demetriou and Mr. Arnette under its equity plan. Additional details on the plan terms and performance measures can be found in the Jacobs 2024 Proxy.

4
This column reflects the aggregate grant date fair value of the stock options calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock Compensation (“FASB ASC Topic 718”). Please refer to Note 11 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for Fiscal Year 2025 for a discussion of the assumptions used to calculate this value.

5
This column reflects the fiscal year 2025 annual cash incentive bonus program, which provides awards based on the achievement of corporate performance objectives governed by the Amentum “STIP” discussed in the Annual Incentive section of this discussion.

6
The table below describes the elements included in All Other Compensation for fiscal year 2025.

All Other Compensation Table
Name	Executive Perquisites ($)1	Qualified Company Contributions to 401(k) ($)2	Executive Medical and Wellness Contributions ($)	Employer Paid Insurance Premiums ($)	Other ($)3	Total ($)
John Heller	$3,800	$10,500	$11,650	$26,243	$—	$52,193
Steven J. Demetriou	—	11,779	—	13,240	—	25,019
Travis B. Johnson	2,693	13,550	9,034	27,977	—	53,254
Stephen A. Arnette	—	12,250	—	14,187	—	26,437
Sean Mullen	—	7,277	5,300	12,605	—	25,182

1
This column reflects the standard executive perquisite benefit, e.g., financial counseling, estate planning, legal expenses, philanthropic donation, received by each applicable named executive officer pursuant to the Amentum Officer Perquisites Policy, which is limited to $15,000 on a calendar year basis.

2
This column represents retirement plan contributions paid by Amentum to the named executive officers as described above under “Compensation Discussion and Analysis — Benefits and Perquisites — 401(k) Plans.”

3
This column includes dental, supplemental medical, life and accidental death or disability insurance.

Grants of Plan-Based Awards Table
Name/Award Type	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards1			Estimated Future and Possible Payouts Under Equity Incentive Plan Awards2			All Other Stock Awards; Number of Shares or Stock Units3	All Other Option Awards; Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards ($)4
		Threshold ($)	Target ($)	Max ($)	Threshold (#)	Target (#)	Max (#)
John Heller
Annual Incentive Plan	—	$857,309	$1,714,617	$3,429,234	—	—	—	—	—	—	—
Annual Equity Grant	11/06/2024	—	—	—	59,426	118,853	237,706	118,853	—	—	6,549,965
Launch Grant	11/06/2024	—	—	—	—	—	—	36,291	—	—	999,995
One-Time Grant	1/28/2025	—	—	—	—	—	—	155,938	—	—	3,101,607
One-Time Options Grant	1/28/2025	—	—	—	—	—	—	—	1,373,955	22.71	7,332,048
Steven J. Demetriou
Annual Incentive Plan	—	625,000	1,250,000	2,500,000	—	—	—	—	—	—	—
Annual Equity Grant	11/6/2024	—	—	—	—	—	—	90,727	—	—	2,499,973
Travis B. Johnson
Annual Incentive Plan	—	324,617	649,233	1,298,466	—	—	—	—	—	—	—
Annual Equity Grant	11/6/2024	—	—	—	18,145	36,291	72,582	36,291	—	—	1,999,990
Launch Grant	11/6/2024	—	—	—	—	—	—	27,218	—	—	749,989
Stephen A. Arnette
Annual Incentive Plan	—	374,179	748,357	1,496,714	—	—	—	—	—	—	—
Annual Equity Grant	11/06/2024	—	—	—	19,052	38,105	76,210	38,105	—	—	2,099,959
Launch Grant	11/06/2024	—	—	—	—	—	—	27,218	—	—	749,989
Sean Mullen
Annual Incentive Plan	—	177,281	354,562	709,124	—	—	—	—	—	—	—
Annual Equity Grant	11/06/2024	—	—	—	7,258	14,516	29,032	14,516	—	—	799,974
Launch Grant	11/06/2024	—	—	—	—	—	—	18,145	—	—	499,984
One-Time Grant	12/20/2024	—	—	—	—	—	—	9,298	—	—	200,000
1
Reflects the target bonus for fiscal year 2025 under the Amentum STIP which provides awards based on the achievement of corporate performance objectives, payable in cash. The Annual Incentive Plan is described more fully under “Compensation Discussion and Analysis — Compensation Elements — Annual Cash Incentive.”

2
Reflects the threshold, target, and maximum number of performance-based restricted stock units granted pursuant to the Stock Incentive Plan for fiscal year 2025 that may vest upon achievement of three-year (2025-2027) cumulative Free Cash Flow and three-year cumulative Adjusted EBITDA targets. The PSUs are described more fully under “Compensation Discussion and Analysis — Compensation Elements — Annual Cash Incentive.”

3
Reflects the time-based restricted stock units granted pursuant to the Stock Incentive Plan for fiscal year 2025.

4
Represents the grant date fair value of RSUs and PSUs (assuming target level of shares) granted under the Stock Incentive Plan. The grant date fair value for awards granted on November 6, 2024 was $27.55 per share, the grant date value for the award granted on December 20, 2024 was $21.51 and the grant date fair value for the awards granted on January 28, 2025 was $29.51.

Outstanding Equity Awards at Fiscal Year-End Table
The table below shows the outstanding equity awards held by the NEOs as of the end of the fiscal year; the market value per share is based on the closing price of our stock on October 3, 2025 which was $25.95.
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options(1)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
		Exercisable (#)	Unexercisable (#)
John Heller
	11/06/2024	—	—	—	—	118,8532	$3,084,235	118,8533	$3,084,235
	11/06/20244	—	—	—	—	36,291	941,751	—	—
	1/28/2025	—	1,373,9554	$22.71	1/28/2029	155,938	4,046,591	—	—
Steven J. Demetriou5
	9/27/20246	—	—	—	—	43,396	1,126,126	—	—
	11/06/20247	—	—	—	—	90,727	2,354,366	—	—
Travis B. Johnson
	11/06/2024	—	—	—	—	36,2912	941,751	36,2913	941,751
	11/06/20244	—	—	—	—	27,218	706,307	—	—
Stephen A. Arnette5
	9/27/20246	—	—	—	—	1,178	30,569	—	—
	9/27/20248	—	—	—	—	2,808	72,868	—	—
	9/27/20249	—	—	—	—	18,383	477,039	—	—
	9/27/202410	—	—	—	—	38,652	1,003,019	—	—
	11/6/2024	—	—	—	—	38,1052	988,825	38,1053	988,825
	11/6/20244	—	—	—	—	27,218	706,307	—	—
Sean Mullen
	11/06/2024	—	—	—	—	14,5162	376,690	14,5163	376,690
	11/06/20244	—	—	—	—	18,145	470,863	—	—
	12/20/202511	—	—	—	—	9,298	241,283	—	—
1
Mr. Heller’s stock options have a total term of 4 years from the date of grant. The shares of Common Stock subject to the option will vest in three substantially equal annual installments on the first three anniversaries of the grant date.

2
One-third of the RSUs will vest on each of the first, second and third anniversaries of the date of grant.

3
The PSUs vest upon achievement of three-year (2025-2027) cumulative Free Cash Flow and three-year cumulative Adjusted EBITDA targets. The PSUs are described more fully under “Compensation Discussion and Analysis—Compensation Elements—Annual Cash Incentive.

4
One-half of the RSUs shall vest on the 18 month and three-year anniversaries of the date of grant.

5
The equity grants on 9/27/2024 for Messrs. Demetriou and Arnette are Jacob’s equity grants that converted to Amentum shares upon close of the Transaction.

6
The RSUs will vest in full on November 17, 2025.

7
The RSUs will vest in full on November 6, 2025.

8
The RSUs will vest in full on March 2, 2026.

9
The RSUs will vest on each of November 16, 2025, and November 16, 2026.

10
The RSUs will vest on each of November 15, 2025, November 15, 2026, and November 15, 2027.

11
The RSUs will vest in full on December 17, 2025.

Option Exercises and Stock Vested Table
The table below provides information on vesting of the restricted stock units and exercise of the stock options of each of our named executive officers during fiscal year 2025:
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
John Heller	—	—	—	—
Steven J. Demetriou	—	—	—	—
Travis B. Johnson	—	—	—	—
Stephen A. Arnette1	—	—	1,751	33,905
Sean Mullen	—	—	—	—

1
Mr. Arnette’s award includes Jacobs RSUs that were converted to Amentum RSUs upon Transaction and vested and settled in accordance with their original grant terms.

Nonqualified Deferred Compensation
The table below provides information regarding participation of each of our named executive officers in deferred compensation plans during fiscal year 2025:
Name	Executive Contributions During Last Fiscal Year ($)	Aggregate Earnings During Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions During Last Fiscal Year ($)	Aggregate Balance at Last Fiscal Year End ($)
John Heller	$—	$—	$—	$—
Steven J. Demetriou1	—	—	—	—
Travis B. Johnson	—	—	—	—
Stephen A. Arnette	—	—	—	—
Sean Mullen	—	—	—	—

1
In September 2025, Mr. Demetriou’s balance in the Jacobs Executive Deferral Plan was transferred to the Jacobs Technology Executive Deferral Plan, a mirror plan established pursuant to the terms of the Employee Matters Agreement in connection with the Transaction that was assumed by Amentum in connection with the Transaction.

Potential Payments upon Termination or a Change in Control
The following table provides the estimated payments and benefits that each named executive officer would be entitled to receive upon termination of employment or in connection with a change-of-control of Amentum. The amounts set forth below assume that the triggering event occurred on October 3, 2025. Additionally, the below table reflects newly approved employment agreements and/or other related agreements, including the Severance Plan for Key Employees. In addition to the amounts set forth below, upon any termination of employment each officer would also be entitled to receive:
•
payments generally provided to salaried employees on a non-discriminatory basis upon termination, such as accrued salary, life insurance proceeds (for any termination caused by death), unused vacation, and 401(k) Plan distributions;

•
accrued, vested balances under the defined contribution retirement plan, including vested employer contributions.

Name	Cash Severance ($)	Prorated Bonus ($)	Benefit Continuation ($)1	Long Term Disability ($)2	Outplacement Services ($)3	Equity With Accelerated Vesting ($)4	Total ($)
John Heller
Death5	$—	$1,937,518	$—	$—	$—	$12,524,192	$14,461,710
Disability6	—	1,937,518	—	300,000	—	12,524,192	14,761,710
Retirement	—	1,937,518	—	—	—	12,524,192	14,461,710
Change-in-Control	—	—	—	—	—	—	—
Qualifying Termination On or After Change-In-Control	5,174,486	1,937,518	378,001	—	15,000	15,608,427	23,113,432
Involuntary Termination	3,880,865	1,937,518	363,705	—	15,000	—	6,197,088
Voluntary Resignation	—	—	—	—	—	—	—
Termination for Cause	—	—	—	—	—	—	—
Steven J. Demetriou
Death5	—	1,412,500	—	—	—	3,480,492	4,892,992
Disability6	—	1,412,500	—	300,000	—	3,480,492	5,192,992
Retirement	—	1,412,500	—	—	—	3,480,492	4,892,992
Change-in-Control	—	—	—	—	—	3,480,492	3,480,492
Qualifying Termination On or After Change-In-Control	5,000,000	1,412,500	51,249	—	15,000	3,480,492	9,959,241
Involuntary Termination	3,750,000	1,412,500	42,372	—	15,000	2,354,366	7,574,238
Voluntary Resignation	—	—	—	—	—	—	—
Termination for Cause	—	—	—	—	—	—	—
Travis B. Johnson
Death5	—	733,634	—		—	1,648,059	2,381,693
Disability6	—	733,634	—	300,000	—	1,648,059	2,681,693
Retirement	—	733,634	—	—	—	1,648,059	2,381,693
Change-in-Control	—	—	—	—	—	—	—
Qualifying Termination On or After Change-In-Control	2,237,978	733,634	143,036	—	15,000	2,589,810	5,719,458
Involuntary Termination	2,237,978	733,634	143,036	—	15,000	—	3,129,648
Voluntary Resignation	—	—	—	—	—	—	—
Termination for Cause	—	—	—	—	—	—	—
Stephen A. Arnette
Death5	—	845,644	—		—	3,278,627	4,124,271
Disability6	—	845,644	—	300,000	—	3,278,627	4,424,271
Retirement	—	845,644	—	—	—	3,278,627	4,124,271
Change-in-Control	—	—	—	—	—	4,267,452	4,267,452
Qualifying Termination On or After Change-In-Control	2,247,536	845,644	72,981	—	15,000	4,267,452	7,448,613
Involuntary Termination	2,247,536	845,644	72,981	—	15,000	—	3,181,161
Voluntary Resignation	—	—	—	—	—	—	—
Termination for Cause	—	—	—	—	—	—	—
Sean Mullen
Death5	—	400,656	—		—	1,088,836	1,489,492
Disability6	—	400,656	—	283,800	—	1,088,836	1,773,292
Retirement	—	400,656	—	—	—	1,088,836	1,489,492
Change-in-Control	2,000,000	—	—	—	—	—	2,000,000
Qualifying Termination On or After Change-In-Control	898,583	400,656	231,739	—	15,000	1,465,526	3,011,504
Involuntary Termination	898,583	400,656	231,739	15,000	—	1,545,978
Voluntary Resignation	—	—	—	—	—	—	—
Termination for Cause	—	—	—	—	—	—	—

1
The value for financial planning was based on a $10,000 assumption.

2
Long-Term Disability insurance payments cover up to 60% of base salary with a maximum benefit of  $25,000 per month ($300,000 per year).

3
The value for outplacement services was based on a $15,000 assumption.

4 For equity calculations, we have used closing stock price on October 3, 2025 of  $25.95.
5
Each NEO is entitled to receive a pro rata bonus upon termination for death, based on actual performance, that is payable in a lump sum. In the event of a termination due to retirement, the STIP provides that a pro rata bonus may be considered and requires approval of the CEO, and we have included a pro rata bonus amount for each NEO. Options and RSUs will accelerate and vest in full upon termination and PSUs will remain outstanding and will vest based on actual performance at the end of the performance period (the amount in the table reflects the value of the accelerated options and RSUs).

6
Each NEO is entitled to receive a pro rata bonus upon termination for disability, based on actual performance, that is payable in a lump sum, as well as the Long-Term Disability insurance payments described in Note 2 above. Options and RSUs will accelerate and vest in full upon termination and PSUs will remain outstanding and will vest based on actual performance at the end of the performance period (the amount in the table reflects the value of the accelerated options and RSUs.

7
Please see the discussion below in “Amentum Severance Plan for Key Employees” that describes the payments and benefits provided to the NEOs in the event of a qualifying involuntary termination during the period 3 months prior to a change in control and ending on the date that is 24 months following a change in control (as defined in the Severance Plan).

8
In the event of an involuntary termination that does not occur in connection with a change in control, please see the discussion below in (i) “Severance upon Termination without Cause or for Good Reason” for a description of the payments and benefits provided to Messrs. Heller, Johnson and Arnette, and (ii) “Amentum Severance Plan for Key Employees” for a description of the payments and benefits provided to Mr. Mullen.

Severance
Severance upon Termination for Cause or without Good Reason
In the event that we terminate the executive for “Cause” or if the executive elects to terminate employment with us without “Good Reason,” both as defined in each employment agreement, or, for Mr. Demetriou, in each case, during the Initial Term, or Mr. Demetriou’s employment is terminated for any reason on or following the Initial Term, the executive is entitled to receive accrued and unpaid base salary and any annual bonus for any previously completed bonus period that has been earned but remains unpaid, as well as unreimbursed business expenses properly incurred by the Executive through the date of termination (the “Accrued Rights”).
Severance upon Termination without Cause or for Good Reason
For Messrs. Heller, Johnson and Arnette, each employment agreement provides for a subset or all of the following payments in the event that the Company terminates the executive’s employment without “Cause” or, in the case of all the Employment Agreements for the Executives, if the Executive resigns for “Good Reason,” subject to the executive’s execution of an effective release of claims:
•
the Accrued Rights;

•
severance equal to the following for each executive, each payable in equal installments through the date that is 18 months after the date of the executive’s termination of employment (the “Severance Period”):

–
For Messrs. Demetriou and Arnette, 1.5 times the sum of the annual base salary and target annual bonus; and

–
For Messrs. Heller and Johnson, 1.5 times the sum of the annual base salary and the average bonus paid to the Executive for the three fiscal years (or such lesser number of fiscal years that the executive was employed by us) prior to the year in which the executive’s termination occurs;

•
a prorated annual bonus for the fiscal year in which the termination occurs, based on actual performance (the “Pro-Rata Bonus”);

•
if the executive elects continued coverage under COBRA, a lump sum cash payment in an amount sufficient to cover the executive’s medical and dental insurance premiums during the Severance Period;

•
monthly cash payments (including reimbursement for taxes) to permit the Executive to purchase life insurance coverage at the same benefit level and cost as provided to our active senior management employees during the Severance Period;

•
a lump sum cash payment in an amount sufficient to cover the annual premium for the continued receipt of financial planning services during the Severance Period;

•
reasonable outplacement services during the Severance Period; and

•
in the case of Mr. Demetriou, any unvested long-term incentive award granted to him during the Initial Term will immediately vest and settle as of such date of termination.

Severance upon Death or Disability
If an executive’s employment terminates as a result of the executive’s death or disability, the executive or the executive’s estate, as the case may be, will be entitled to receive the Accrued Rights and the Pro-Rata Bonus. In the case of Mr. Demetriou, any unvested long-term incentive award granted to him during the Initial Term will immediately vest and settle as of such date of termination due to death or disability. In addition, the Stock Incentive Plan provides that upon a termination due to retirement, death, or disability, unvested RSUs will accelerate in full and PSUs will remain outstanding and will vest at based on actual performance at the end of the performance period.
Amentum Severance Plan for Key Employees
Amentum’s “Severance Plan for Key Employees” (the “Severance Plan”), which was effective as of November 6, 2024, is intended to be a top-hat welfare benefit plan under ERISA. The primary purpose of the Severance Plan is to provide assurances of specified benefits to certain executives of the Company, including the Company’s named executive officers, in the event of certain terminations of employment as described in the Severance Plan.
The Compensation Committee serves as the administrator of the Severance Plan and selects those executive officers and other employees of the Company and its affiliates who will be eligible to participate in the Severance Plan (referred to as “Eligible Executives”).
Eligible Executives are entitled to certain benefits under the Severance Plan if the Eligible Executive experiences an “Involuntary Termination” or an Involuntary Termination during the “Change in Control Period” as such terms are defined under the Severance Plan. An Involuntary Termination occurs either when the Eligible Executive terminates his or her employment with the Company and its affiliates for “Good Reason” or the Eligible Executive is terminated for a reason other than “Cause,” the Eligible Executive’s death or Disability, in each case, as such terms are defined under the Severance Plan. An Involuntary Termination during the “Change in Control Period” is generally defined to be an Involuntary Termination occurring between three months prior to and 24 months following a “Change in Control” as such terms are defined in the Severance Plan. No Eligible Executive is entitled to severance benefits under the Severance Plan unless the executive enters into a release agreement with the Company within the time period following his or her termination specified in the Severance Plan.
If an Eligible Executive experiences an Involuntary Termination and executes a release, the Eligible Executive is entitled to the following benefits under the Severance Plan:
•
Payments. The Eligible Executive will be paid the following amounts in a single lump sum, except as otherwise described below, on or before the 70th day after the Eligible Executive’s Involuntary Termination:

–
The sum of the Eligible Executive’s “Annual Base Salary” and “Average Annual Bonus,” as such terms are defined in the Severance Plan multiplied by the “Severance Multiplier” (which is 1.5 for the chief financial officer and the chief operating officer and 1 for all other participants (provided that the severance multiplier is not applicable to the executive chair or the chief executive officer));

–
An amount in cash equal to the Eligible Executive’s “Target Annual Bonus” multiplied by the “Proration Factor,” as such terms are defined in the Severance Plan; and

–
During the “Severance Period” (as described below), if the Eligible Executive elects under COBRA, to continue medical and dental coverage at the same benefit levels as provided to active executive officers, (a) a lump sum cash payment in an amount sufficient to cover the total amount of the monthly medical and dental insurance premiums payable by the Eligible Executive for continued benefits coverage pursuant to COBRA immediately prior to such Eligible Executive’s Involuntary Termination; (b) a monthly cash payment grossed up for taxes to permit the Eligible Executive to purchase life insurance coverage at the same benefit level as currently provided to active executive officers and at the same cost to the Eligible Executive as is generally provided to active executive officers; and (c) a lump cash payment to permit the Eligible Executive to receive continued financial planning services at the same benefit level as currently provided to active executive officers. The Severance Plan provides that the Severance Period is 18 months for the chief financial officer and the chief operating officer and 12 months for all other participants (provided that the severance period is not applicable to the executive chair or the chief executive officer).
•
Outplacement Services. The Company will reimburse an Eligible Executive for reasonable outplacement services to be provided by a service provider selected by the Company during the Severance Period.

If an Eligible Executive experiences an Involuntary Termination during the Change in Control Period and executes a release, the Eligible Executive is entitled to the following benefits under the Severance Plan:
•
Payments. The Eligible Executive will be paid the following amounts in a single lump sum, except as otherwise described below, on or before the 70th day after the Eligible Executive’s Involuntary Termination:

–
The sum of the Eligible Executive’s “Annual Base Salary” and “Average Annual Bonus,” as such terms are defined in the Severance Plan multiplied by the “CIC Severance Multiplier” (which is 2 for the executive chair and the chief executive officer, 1.5 for the chief financial officer and the chief operating officer and 1 for all other participants);

–
An amount in cash equal to the Eligible Executive’s “Target Annual Bonus” multiplied by the “Proration Factor,” as such terms are defined in the Severance Plan;

–
During the “CIC Severance Period” (as described below), if the Eligible Executive elects under COBRA, to continue medical and dental coverage at the same benefit levels as provided to active executive officers, (a) a lump sum cash payment in an amount sufficient to cover the total amount of the monthly medical and dental insurance premiums payable by the Eligible Executive for continued benefits coverage pursuant to COBRA immediately prior to such Eligible Executive’s Involuntary Termination; (b) a monthly cash payment grossed up for taxes to permit the Eligible Executive to purchase life insurance coverage at the same benefit level as currently provided to active executive officers and at the same cost to the Eligible Executive as is generally provided to active executive officers; and (c) a lump cash payment to permit the Eligible Executive to receive continued financial planning services at the same benefit level as currently provided to active Executive Officers. The Severance Plan provides that the CIC Severance Period is 24 months for the executive chair and the chief executive officer, 18 months for the chief financial officer and the chief operating officer and 12 months for all other participants; and

–
The Eligible Executive’s equity awards that remain unvested as of the date of the Eligible Executive’s Involuntary Termination will accelerate in full and, to the extent applicable, become immediately exercisable, with any outstanding performance-based vesting conditions deemed achieved at the level of on target performance (the Stock Incentive Plan also provides for acceleration of vesting of PSUs if there is an Involuntary Termination within two years after a change in control, with performance conditions deemed achieved at a level based upon the Company’s actual performance as of the date of the Involuntary Termination or the change in control, whichever is higher).

•
Outplacement Services. The Company will reimburse an Eligible Executive for reasonable outplacement services to be provided by a service provider selected by the Company during the CIC Severance Period.

The Severance Plan does not provide for a gross-up payment to the Eligible Executive in the event that the Eligible Executive is subject to an excise tax under Section 4999(a) of the Internal Revenue Code of 1986, as

amended (the “Code”). The payments or benefits will be reduced by the amount required to avoid the excise tax, if such reduction would give the Eligible Executive a better after-tax result than if the Eligible Executive received the full payments and benefits and paid the excise tax. The Severance Plan contains provisions for adjustment to the timing of payments to minimize accelerated or additional tax pursuant to Section 409A of the Code. Claims for benefits under the Severance Plan are governed by the Severance Plan’s claims procedure. If an Eligible Executive is a party to an agreement with the Company or its affiliates that provides benefits upon an Involuntary Termination or a Change in Control (or a similar phrase), the Eligible Executive will be entitled to receive either the aggregate payments and benefits pursuant to the Severance Plan or such agreement(s), whichever is greater, but not both.
CEO Pay Ratio
As required by Item 402(u) of Regulation S-K, we compared the annual total compensation of our Chief Executive Officer (“CEO”) to that of our median employee (excluding the CEO) for fiscal year 2025. The ratio reflects a reasonable estimate calculated in a manner consistent with item 402(u) of Regulation S-K under the Exchange Act. We identified the median employee based on actual cash compensation paid (wages, overtime, and cash incentives) to employees as of October 3, 2025. Our employee population used for determining the median employee was approximately 47,600, consisting of approximately 34,000 employees based in the United States and approximately 13,600 employees based outside of the United States, inclusive of unionized employees and those covered by The McNamara-O’Hara Service Contract Act (SCA). Annualized compensation was selected as the appropriate measure because it was a reasonable reflection of annual compensation.
For fiscal year 2025, the annual compensation of our median employee was $83,741 and the annual total compensation for our CEO was $21,197,364, as outlined in the “Summary Compensation Table” above. Accordingly, the CEO Pay Ratio for fiscal year 2025 was 253:1.
In addition, we have calculated an alternative pay ratio using and adjusted amount of total compensation for Mr. Heller that removes the one-time make-whole equity award of stock options and time-based restricted shares described above under “Compensation Discussion & Analysis — One-Time Awards”.1 When calculated in this manner, Mr. Heller’s adjusted annual total compensation for fiscal year 2025 was $10,763,709 and the ratio to our median employee was approximately 129:1.
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K under the Securities Act, we are providing the following information about the relationship between “Compensation Actually Paid” (herein referred to as “CAP”) to our CEO and our other NEOs as compared to the Company’s GAAP Net Income and our Company-selected performance measure, Adjusted EBITDA. For further information concerning Amentum’s performance-based approach to executive compensation and how Amentum aligns executive compensation with company performance, refer to the CD&A of this proxy statement.
1
The CEO’s fiscal year 2025 total compensation as outlined in the Summary Comp Table (SCT) includes a one-time make-whole equity award. This is a nonrecurring award with details outlined under the One-Time Awards section page 49 of this CD&A.

2025 Pay vs. Performance Table
Year	Summary Compensation Table Total for CEO1	Compensation Actually paid to CEO3	Average Summary Compensation Table Total for Other NEOs2	Average Compensation Actually Paid to Other NEOs2,3	Value of Initial Fixed $100 Investment Based On:		Net Income (in $M)5	Adjusted EBITDA (in $M)6
					Amentum TSR4	Peer Group TSR4
2025	$21,197,364	$30,949,734	$4,308,958	$4,364,876	$90	$101	$66	$1,104
2024	2,732,479	2,782,479	2,801,993	2,801,933	—	—	(82)	1,052

1
Mr. Heller was the CEO in fiscal year 2024. He did not receive any equity awards in 2024.

2
Messrs. Demetriou, Arnette, Johnson and Mullen were the non-CEO named executive officers for fiscal years 2025 and 2024

3
Amounts in this column represent the Summary Compensation Total plus the fair value of equity awards at year-end for awards granted in the year, the change in fair value of equity awards at year-end (from the end of the prior year) for equity awards granted in previous years, the fair value of equity awards on the vest date for equity awards which were granted and vested in the year, and the change in fair value of equity awards at year-end (from the vest date) for equity awards which vested in the year, as applicable. For a reconciliation, see the table below.

4
Cumulative TSR is measured as of a beginning date of September 30, 2024; and peer group TSR reflects values for the S&P SPCM Professional Services Index. Both Amentum’s TSR and peer group TSR are calculated in accordance with Item 201(e) of Regulation S-K.

5
Based on net income, determined in accordance with generally accepted accounting principles, as shown in our financial statements.

6 Adjusted EBITDA and Pro Forma Adjusted EBITDA are the Company-selected measures for fiscal years 2025 and 2024, respectively, for purposes of this table.
Item and Value Added (Deducted)	Fiscal Year 2025
For CEO:
Summary Compensation Table Total	$21,197,364
- Summary Compensation Table “Option Awards” column value	7,332,048
- Summary Compensation Table “Stock Awards” column value	10,651,567
+ year-end fair value of outstanding and unvested equity awards granted in the fiscal year	27,735,985
+/- change in fair value of outstanding and unvested equity awards granted in prior years	—
+ vest date fair value of equity awards granted in the covered year	—
+/- change in fair value of prior-year equity awards vested in the fiscal year	—
Compensation Actually Paid	$30,949,734
Item and Value Added (Deducted)	Fiscal Year 2025
For Non-CEO named executive officers:
Summary Compensation Table Total	$4,308,958
- Summary Compensation Table “Option Awards” column value	—
- Summary Compensation Table “Stock Awards” column value	2,399,964
+ year-end fair value of outstanding and unvested equity awards granted in the fiscal year	2,455,882
+/- change in fair value of outstanding and unvested equity awards granted in prior years	—
+ vest date fair value of equity awards granted in the covered year	—
+/- change in fair value of prior-year equity awards vested in the fiscal year	—
Compensation Actually Paid	$4,364,876

Relationship Between Compensation Actually Paid (CAP) and Performance Measures
The Pay vs. Performance tables above illustrate that CAP to our CEO and average NEO has tracked with our TSR and financial performance because CAP values reflect changes in the value of executives’ outstanding equity holdings which fluctuate with changes in our stock price; additionally, CAP values reflect incentive payouts which fluctuate with our financial performance. In particular, the year-end value of awards granted in 2025 increased moderately relative to the grant date value because of the increase in our stock price. However, due to Amentum’s limited compensation and trading history, a longer-term pay versus performance trend is not yet available to disclose.
Most Important Financial Measures
The table below lists our most important performance measures used to link CAP to our NEOs to company performance over the fiscal year ending October 3, 2025. These measures are used to determine payouts for our annual and long-term incentive plans. For more information on our incentive plan measures and goals, refer to the CD&A of this proxy statement. The performance measures included in this table are not ranked by relative importance.
Fiscal Year 2025 Most Important Financial Measures
Adjusted EBITDA
Days Sales Outstanding (DSO)
Free Cash Flow (FCF)
Net Debt Reduction

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the Compensation Discussion & Analysis (“CD&A”) included in this proxy statement with members of management, and based on such review and discussions, the Compensation Committee recommended to the Board that the CD&A be included in this proxy statement.
THE COMPENSATION COMMITTEE
Russell Triedman (Chair)
Benjamin Dickson
General Ralph E. Eberhart
S. Leslie Ireland

AUDIT COMMITTEE REPORT
The Audit Committee is composed of four directors identified below, each of whom is an independent director as defined by the applicable SEC rules and the NYSE listing standards. Two committee members, Barbara L. Loughran and Sandra E. Rowland, have been designated by the Board as “audit committee financial experts” under applicable SEC rules. For further description of each committee member’s background and expertise, please refer to the “Director Nominees” section of our proxy statement beginning on page 7.
The Audit Committee is responsible for assisting the Board in fulfilling its oversight responsibilities relating to, among other things, the Company’s accounting, auditing, and financial reporting processes, internal controls, compliance with legal and regulatory requirements and its code of ethics, and risk management processes, as discussed more fully in the Audit Committee charter, a copy of which is available on our website, www.amentum.com. In accordance with its charter, the Audit Committee appoints the Company’s independent registered public accounting firm, EY, subject to stockholder ratification, and conducts an annual review of its performance. In addition, the Audit Committee pre-approves all audit and permissible non-audit services provided by EY. The Audit Committee also oversees the Company’s internal audit function, including its annual audit plan, budget, and staffing. As part of its oversight role, the Audit Committee meets throughout the year, separately and together, with each of management, the Company’s internal auditors, and EY.
Management has the primary responsibility for the Company’s financial statements and accounting and reporting processes, including the systems of internal accounting control. EY is responsible for performing an independent audit of the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”), and rendering opinions on whether the financial statements are in conformity with accounting principles generally accepted in the United States and, when required, the effectiveness of the Company’s internal control over financial reporting.
The Audit Committee has reviewed and discussed with management of the Company and EY, the audited consolidated financial statements of the Company for the fiscal year ended October 3, 2025 (the “Audited Financial Statements”). The Audit Committee also reviewed any significant audit findings identified by EY, and those identified by the Company’s internal auditors as well as management’s responses thereto. In addition, the Audit Committee discussed with EY the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.
The Audit Committee has also: (i) considered whether non-audit services provided by EY are compatible with its independence; (ii) received the written disclosures and the letter from EY required by the applicable requirements of the PCAOB regarding EY’s communications with the Audit Committee concerning independence; and (iii) discussed with EY its independence.
Based on the reviews and discussions described above, the Audit Committee recommended to the Board that the Audited Financial Statements be included in our Annual Report on Form 10-K for the fiscal year ended October 3, 2025 for filing with the SEC.
THE AUDIT COMMITTEE
Sandra E. Rowland (Chair)
General Vincent K. Brooks
S. Leslie Ireland
Barbara L. Loughran

PRE-APPROVAL OF SERVICES BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee pre-approves all audit, audit-related, tax, and other services performed by our independent auditors. The Audit Committee pre-approves specific categories of services. Unless the type of service had previously been pre-approved, the Audit Committee must approve that specific service before the independent auditors may perform it.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES
The following table presents the fees for services performed by the principal accounting firm, EY, during fiscal years 2025 for Amentum Holdings, Inc. and 2024 for Amentum Holdings, Inc. (Amentum Parent Holdings LLC prior to the Transaction). Fiscal year 2025 audit fees included additional fees associated with audit and review procedures required as a public company and reflect certain non-recurring fees related to the Transaction and first year compliance with Sarbanes-Oxley (“SOX”).
(Amounts in thousands)	Year Ended October 3, 2025	Year Ended September 27, 2024
Audit fees1	$10,250	$6,959
Audit-related fees2	3,703	1,671
Tax fees3	569	617
All other fees4	8	51
Total5	$14,530	$9,298

1
“Audit fees” principally include those for services related to the audit and quarterly reviews of the Company’s consolidated financial statements and consultation on accounting matters.

2
These fees include fees for services that are normally provided in connection with the Company’s statutory and regulatory filings and fees incurred in connection with mergers, acquisitions and divestitures, including the Transaction.

3
“Tax fees” principally include domestic and foreign tax compliance and advisory services.

4
“All other fees” consist of fees not reported under the categories above.

5
In fiscal year 2024, EY performed services for Jacobs that are not included in the amounts above.

PROPOSAL 2: RATIFICATION OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
The Audit Committee has appointed EY as the independent auditors to perform an integrated audit of the Company for the fiscal year ending October 2, 2026. At the 2026 Annual Meeting, shareholders will be asked to ratify the appointment of EY.
The Board believes that obtaining stockholder ratification of the appointment is a sound corporate governance practice. If the stockholders do not vote on an advisory basis in favor of EY, the Audit Committee will reconsider whether to hire the firm and may retain EY or hire another firm without resubmitting the matter for stockholders to approve. The Audit Committee retains the discretion at any time to appoint a different independent auditor.
Representatives of EY are expected to be present at the Annual Meeting, available to respond to appropriate questions, and will have the opportunity to make a statement if they desire.
The Board of Directors recommends a vote FOR ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for fiscal year 2026.

PROPOSAL 3: ADVISORY VOTE ON COMPANY’S EXECUTIVE COMPENSATION
As required by Section 14A of the Exchange Act, the Company is providing stockholders with a non-binding advisory vote on the fiscal year 2025 compensation of our named executive officers, as disclosed in the CD&A, the accompanying compensation tables, and the related narrative disclosure in this proxy statement, commonly referred to as the “Say-on-Pay” vote. Although this vote is advisory, the Board and the Compensation Committee value the opinions of our stockholders and will review and consider the voting results when making future compensation decisions for our named executive officers. At the Company’s 2025 Annual Meeting of stockholders, the stockholders voted in favor of the Company conducting a say-on-pay vote each year at the Annual Meeting. In light of the vote at the 2025 Annual Meeting, the Company has determined that it will hold an annual advisory vote on the compensation of the Company’s named executive officers until the next required advisory vote on the frequency of such vote, which will occur no later than the Company’s Annual Meeting of Stockholders in 2031.
You should read the CD&A and the compensation tables in determining whether to approve this proposal.
The Board submits the following resolution for a stockholder vote at the 2026 Annual Meeting of Stockholders:
RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the executive compensation tables and the related narrative discussion, is hereby APPROVED.
The Board of Directors recommends a vote FOR approval, on an advisory basis, of the compensation paid to our named executive officers in fiscal year 2025 as disclosed in this proxy statement.

OTHER BUSINESS
The Board is not aware of any other matters to be presented at the Annual Meeting. If any other matter proper for action at the meeting should be presented, the holders of the accompanying proxy will vote the shares represented by the proxy on such matter in accordance with their best judgment. If any matter not proper for action at the meeting should be presented, the holders of the proxy will vote against consideration of the matter or the proposed action.
By order of the Board of Directors,
Michele T. St. Mary
Chief Legal Officer, General Counsel & Corporate Secretary
Chantilly, Virginia
December 19, 2025

IMPORTANT INFORMATION ABOUT ANNUAL MEETING AND PROXY PROCEDURES
The Board is soliciting proxies to be used at the Annual Meeting of Stockholders to be held virtually on February 6, 2026, beginning at 9:00 a.m. (EST) at www.virtualshareholdermeeting.com/AMTM2026.
Why am I receiving these proxy materials?
You have received these proxy materials because our Board is soliciting your proxy to vote your shares at the Annual Meeting. As a stockholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under SEC rules, and describes issues on which we would like you to vote at our Annual Meeting. It also gives you information on these issues so that you can make an informed decision. The proxy materials include our proxy statement for the Annual Meeting, our annual report to stockholders, which includes our Annual Report on Form 10-K for the year ended October 3, 2025 and the proxy card, or a voting instruction card, for the Annual Meeting.
Our Board has made this proxy statement and proxy card available to you on the Internet because you own shares of common stock of the Company.
If you submit a proxy by using the Internet, by calling, or by signing and returning the proxy card, you will appoint Travis B. Johnson, Executive Vice President & Chief Financial Officer, and Michele St. Mary, Chief Legal Officer, General Counsel & Corporate Secretary (with full power of substitution) as your representatives at the Annual Meeting. They will vote your shares at the Annual Meeting as you have instructed them or, if an issue that is not on the proxy card comes up for vote, in accordance with their best judgment. By submitting a proxy, you can ensure your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we encourage you to submit a proxy in advance by using the Internet, by calling, or by signing and returning your proxy card. If you vote by Internet or by calling, you do not need to return your proxy card.
Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
Pursuant to the “Notice and Access” rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet at www.proxyvote.com. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to our stockholders. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials, or request to receive an electronic copy or printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request an electronic copy or printed copy may be found in the Notice of Internet Availability of Proxy Materials. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis by submitting a request in writing to our Secretary at Amentum, 4800 Westfields Boulevard, Suite 400, Chantilly, VA 20151. We encourage stockholders to take advantage of the availability of proxy materials on the Internet to help reduce the environmental impact and cost of the Annual Meeting.
How can I sign up for the electronic proxy delivery service?
You can elect to receive an email that provides a link to our future proxy materials on the Internet. The proxy card or the instructions that accompanied your proxy materials will contain instructions on how to request electronic delivery of future proxy materials. Choosing to receive your future proxy materials by email will eliminate the cost of printing and mailing documents and will reduce the associated environmental impact. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.
How do I attend and participate in the virtual Annual Meeting?
You will be able to virtually attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/AMTM2026. Although it will be a virtual-only meeting, the Company wants to assure its stockholders of its commitment to ensuring that the Annual Meeting provides its stockholders with the same rights and opportunities to participate as in an in-person meeting, including the ability to ask questions of the Board and management.
To participate in the Annual Meeting, you will need the control number located on your proxy card or the instructions that accompanied your proxy materials. The Annual Meeting will begin promptly at 9:00 a.m. Eastern Standard Time on February 6, 2026. We encourage you to access the virtual meeting website prior to the start time. Online check-in will begin at 8:45 a.m. Eastern Standard Time, and you should allow ample time to ensure your ability to access the meeting.
You may submit a question during the meeting by visiting www.virtualshareholdermeeting.com/AMTM2026 and following the instructions on the website. The Company will post responses to questions relevant to meeting matters that are not answered during the Annual Meeting due to time constraints on the Company’s Investor Relations portion of its website, www.amentum.com, as soon as practicable after the Annual Meeting. The Chair of the meeting has broad authority to conduct the Annual Meeting in an orderly manner, including establishing rules of conduct. A copy of the rules of conduct will be available online at the Annual Meeting.
In addition, the Company will have technicians ready beginning fifteen minutes prior to the meeting to assist participating stockholders with any technical difficulties they may have accessing the virtual meeting. If participating stockholders encounter any difficulties accessing the virtual meeting during check-in or the meeting, they may call the technical support number that will be posted on the virtual meeting platform log-in page.
Who is entitled to vote at the Annual Meeting?
Holders of the Company’s common stock are entitled to vote at the Annual Meeting. The Board has established the record date for the Annual Meeting as December 16, 2025. Only holders of record of the Company’s common stock on the record date are entitled to receive notice of the meeting and to vote at the meeting. Dissenters’ rights are not applicable to any of the matters being voted upon at the Annual Meeting.
How many shares must be present to hold the Annual Meeting?
In order for us to lawfully conduct business at the Annual Meeting, the holders of stock representing a majority of the voting power of all shares issued and outstanding and entitled to vote at the meeting must be present in person at the Annual Meeting or represented by proxy. This is referred to as a quorum. Stockholders who attend the Annual Meeting online at www.virtualshareholdermeeting.com/AMTM2026 will be deemed to be in person attendees for purposes of determining if a quorum has been met. If a quorum is present, we can hold the Annual Meeting and conduct business.
How many shares may I vote?
On December 16, 2025 (the record date), 243,712,062 shares of our common stock were outstanding. Each share of common stock is entitled to one vote, and stockholders do not have the right to cumulate their votes for the election of directors.
What am I voting on and what are the Board’s recommendations?
Proposal	Description	Board’s Voting Recommendation	Page Reference
No. 1	Election of thirteen director nominees named in this proxy statement	FOR each director nominee	6
No. 2	Ratification of appointment of EY as the Company’s independent registered accounting firm for fiscal year 2026	FOR	69
No. 3	A non-binding, advisory vote on the compensation paid to the Company’s named executive officers for fiscal year 2025, as disclosed in the proxy statement	FOR	70

What is the difference between holding shares as a stockholder of record and as a beneficial owner?
If your shares are registered directly in your name with the Company’s registrar and transfer agent, Equiniti Trust Company, LLC (also known as EQ), you are considered a “stockholder of record” with respect to those shares. In this case, we are sending the Notice of Internet Availability of Proxy Materials to you directly.
If your shares are held in a brokerage account or bank, you are considered the “beneficial owner” of those shares, which are held in “street name.” In this case, the Notice of Internet Availability of Proxy Materials will be forwarded to you by your broker or bank. As the beneficial owner, you have the right to direct your broker or bank how to vote your shares by following the voting instructions noted below.
What is the procedure for voting?
If you are a stockholder of record of our common stock, you can vote your shares at the Annual Meeting by attending the virtual meeting using the control number located on your proxy card, or the instructions that accompanied your proxy materials and submitting an electronic ballot, or you can give a proxy to be voted at the Annual Meeting in one of three ways: (1) over the telephone by calling a toll-free number provided on the enclosed proxy card, (2) electronically via the Internet as described in the enclosed proxy card, or (3) date, sign, and complete the proxy card and return it in the enclosed envelope, which requires no postage stamp if mailed in the United States.
If you are a beneficial owner of our common stock, you must obtain a proxy, executed in your favor, from the stockholder of record to be able to vote virtually at the Annual Meeting. You can vote your shares at the Annual Meeting by attending the virtual meeting using the control number located on your proxy card, or the instructions that accompanied your proxy materials and submitting an electronic ballot, or you can give a proxy to be voted at the Annual Meeting in one of three ways: (1) over the telephone by calling a toll-free number provided on the enclosed proxy card, (2) electronically via the Internet as described in the enclosed proxy card, or (3) date, sign, and complete the proxy card and return it in the enclosed envelope, which requires no postage stamp if mailed in the United States.
Can I change my proxy?
You may revoke your proxy before it is voted at the Annual Meeting by delivering a signed revocation letter to the Secretary of the Company at 4800 Westfields Boulevard, Suite 400, Chantilly, VA 20151, or by submitting a new proxy, dated later than your first proxy, in one of the ways described in the answer to the previous question. If you are virtually attending the Annual Meeting, you may revoke your proxy by virtually attending the Annual Meeting and voting during the Annual Meeting. Virtual attendance at the Annual Meeting will not by itself revoke a proxy.
Can other matters be decided at the Annual Meeting?
The Board is not aware of any other matters to be presented at the Annual Meeting. If any other matter proper for action at the meeting should be presented, the holders of the accompanying proxy will vote the shares represented by the proxy on such matter in accordance with their best judgment. If any matter not proper for action at the meeting should be presented, the holders of the proxy will vote against consideration of the matter or the proposed action.
What is the vote required for each proposal?
For proposal 1, each of the directors shall be elected by a majority of the votes validly cast at the Annual Meeting. For proposals 2 and 3, approval of the proposal requires a majority of voting power of common stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter casting their vote in favor of such matter.
What if I am a stockholder of record and do not provide voting instructions when returning a proxy?
Stockholders should specify their choice for each matter on the proxy card. Proxies that are signed and returned but do not contain voting instructions will be voted:

•
FOR the election of all director nominees as set forth in this proxy statement; and

•
FOR the ratification of the appointment of EY as the Company’s independent registered accounting firm for fiscal year 2026; and

•
FOR the approval, on a non-binding, advisory basis, of the compensation of our named executive officers

What if I am a beneficial owner and do not give voting instructions to my broker?
If your shares are held by a broker in “street name,” your brokerage firm may vote your shares on certain “routine” matters if you do not provide voting instructions. The ratification of an independent registered public accounting firm is an example of a routine matter. If you do not provide voting instructions, your brokerage firm may either vote your shares on routine matters or leave your shares unvoted. When a brokerage firm votes its customers’ shares on a routine matter without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of shares voted for or against the routine matter. A brokerage firm cannot vote your shares on non-routine matters, such as the election of directors and the advisory vote on executive compensation. If your brokerage firm has not received voting instructions on a non-routine matter, these shares will be considered “broker non-votes” to the extent that the brokerage firm submits a proxy.
How are abstentions and broker non-votes counted?
Abstentions will be treated as present for purposes of determining a quorum. Abstentions will have the effect of a vote “against” the advisory vote on the compensation of the Company’s named executive officers and the proposal for the ratification of an independent registered public accounting firm. Abstentions will have no effect on the election of directors.
Broker non-votes are counted for purposes of establishing a quorum. Broker non-votes will have no effect on the outcome of the proposals for the election of directors and the advisory vote on the compensation of the Company’s named executive officers. Discretionary voting by a broker will be permitted for the proposal for the ratification of an independent registered public accounting firm, which is the only routine proposal. Broker non-votes, if any, will have no effect on the proposal for the ratification of an independent registered public accounting firm.
Who will count the votes?
A representative from Broadridge Financial Services will tabulate the votes, and the results will be certified by the inspector of election.
Who will bear the costs of soliciting votes for the Annual Meeting?
The Company will bear all costs of soliciting proxies. Pursuant to rules adopted by the SEC, we have elected to deliver a Notice of Internet Availability of Proxy Materials to you and make the proxy materials available via the Internet at www.proxyvote.com, which may be accessed using the control number located on each proxy card.
When will the Company announce the voting results?
The preliminary voting results will be announced at the Annual Meeting. The Company will report the final results in a Current Report on Form 8-K filed with the SEC.
Can I receive a copy of the Annual Report?
The annual report of the Company on Form 10-K for the fiscal year ended October 3, 2025 is being furnished concurrently with this proxy statement to persons who were stockholders of record as of December 16, 2025, the record date for the Annual Meeting.
What is “householding” and how does it affect me?
In some cases, stockholders holding their shares in a brokerage or bank account who share the same surname and address and have not given contrary instructions are receiving only one copy of our annual report on Form 10-K and this proxy statement. This reduces the volume of duplicate information received at your household and helps to reduce the environmental impact and cost of our Annual Meeting. If you would like to have additional copies of these documents mailed to you, please write or call our Secretary at 4800 Westfields Boulevard, Suite 400, Chantilly, VA 20151, telephone: (703) 579-0410. If you want to receive separate copies of the proxy statement, annual report on Form 10-K, or Notice of Internet Availability of Proxy Materials, as applicable, in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder.
How do I submit a proposal for action at the annual meeting of stockholders in 2027?
Under applicable SEC rules and regulations (including SEC Rule 14a-8), the Company will review for inclusion in next year’s proxy statement stockholder proposals received by August 21, 2026. Proposals should be sent to the Secretary of the Company at 4800 Westfields Boulevard, Suite 400, Chantilly, VA 20151.
Pursuant to our amended and restated bylaws, stockholder proposals not included in next year’s proxy statement may be brought before the 2027 Annual Meeting of Stockholders by a stockholder of the Company who is entitled to vote at the meeting, who has given a written notice to the Secretary of the Company at 4800 Westfields Boulevard, Suite 400, Chantilly, VA 20151 containing certain information specified in our amended and restated bylaws and who was a stockholder of record at the time such notice was given and at the date of the 2027 Annual Meeting of Stockholders. Such notice must be delivered to or mailed and received at the above address no earlier than October 9, 2026 and no later than November 8, 2026, except that if the date of the 2027 Annual Meeting of Stockholders is changed, and the meeting is held before January 7, 2027 or after March 8, 2027, such notice must be delivered at the above address by the later of the 10th day following the day the public announcement of the date of the annual meeting is first made and the date which is 90 days prior to the date of the annual meeting.
In addition, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than December 8, 2026.

WEBSITE REFERENCES
Information contained on or connected to any website referenced in this proxy statement is not incorporated by reference in this proxy statement or in any other report or document we file with the SEC. We routinely use our Investor Relations website to provide presentations, press releases, and other information that may be deemed material to investors. Accordingly, we encourage investors and others interested in the Company to review the information that we share on the investor relations portion of our website at www.amentum.com. In addition, our Investor Relations website allows interested persons to sign up to automatically receive e-mail alerts when we post financial information.

APPENDIX A — NON-GAAP MEASURES
AMENTUM HOLDINGS, INC.
UNAUDITED NON-GAAP FINANCIAL MEASURES
The presentation and discussion of Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income and Adjusted Diluted EPS are not measures of financial performance under Generally Accepted Accounting Principles in the United States (“GAAP”). These non-GAAP measures should be considered only as supplements to, and should not be considered in isolation or used as a substitute for, financial information prepared in accordance with GAAP. Management believes these non-GAAP measures, when read in conjunction with our consolidated financial statements prepared in accordance with GAAP and the reconciliations herein to the most directly comparable GAAP measures, provide useful information in assessing trends in our ongoing operating performance and may provide greater visibility in understanding the long-term financial performance of the Company. The computation of non-GAAP measures may not be comparable to similarly titled measures reported by other companies, thus limiting their use for comparability.
Adjusted EBITDA is defined as GAAP net income attributable to common shareholders adjusted for interest expense and other, net, provision for income taxes, depreciation and amortization, and excludes the following discrete items:
•
Acquisition, transaction, and integration costs — Represents acquisition, transaction and integration costs, including severance, retention, and other adjustments related to acquisition and integration activities.

•
Amortization of intangibles — Represents the amortization of intangible assets.

•
Divestitures — Represents divestiture gains and losses.

•
Loss on extinguishment of debt — Represents the write-off of debt discount and debt issuance costs as a result of debt modifications.

•
Utilization of certain fair market value adjustments assigned in purchase accounting — Represents the periodic utilization of the fair market value adjustments assigned to certain equity method investments and non-controlling interests based on the remaining period of performance for the related contract.

•
Stock-based compensation — Represents non-cash compensation expenses recognized for stock-based arrangements.

Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by revenues.
Adjusted Net Income is defined as GAAP net income attributable to common shareholders excluding the discrete items listed under Adjusted EBITDA and the related tax impacts.
Adjusted Diluted EPS is defined as Adjusted Net Income divided by diluted weighted average number of common shares outstanding.
Free Cash Flow is defined as GAAP cash flow provided by operating activities less purchases of property and equipment. For fiscal year 2025, Free Cash Flow was $516 million, consisting of $543 million of GAAP cash flow provided by operating activities less $27 million of purchases of property and equipment.
Net Leverage is defined as GAAP total debt (excluding unamortized original issue discount and deferred financing costs) less cash and cash equivalents, divided by last twelve months Adjusted EBITDA, which is a non-GAAP measure. For fiscal year 2025, Net Leverage was 3.2x, consisting of $4,008 million of total debt less $437 million of cash and cash equivalents, divided by the last twelve months Adjusted EBITDA of $1,104 million.
In addition to the above non-GAAP financial measures, we have included backlog and book-to-bill in this proxy statement. Backlog is an operational measure representing the estimated amount of future revenues to be recognized under negotiated contracts. Book-to-bill represents net bookings divided by reported revenues for the same period. We believe these metrics are useful for investors because they are important measures of business development performance and are used by management to conduct and evaluate our business during its regular review of operating results.
A-1

AMENTUM HOLDINGS, INC.
UNAUDITED NON-GAAP FINANCIAL MEASURES
(in millions, except per share data and margin percentages)
The following table presents the reconciliation of Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income and Adjusted Diluted EPS to the most directly comparable GAAP measures for the year ended October 3, 2025:
	For the Year Ended October 3, 2025
	As reported	Acquisition, transaction and integration costs	Amortization of intangibles	Divestitures	Loss on extinguishment of debt	Utilization of fair market value adjustments	Stock-based compensation	Non- GAAP results
Revenues	$14,393	$—	$—	$—	$—	$—	$—	$14,393
Operating income	$480	$85	$479	$—	$—	$24	$21	$1,089
Non-operating expenses, net	(365)	—	—	8	12	—	—	(345)
Income before income taxes	115	85	479	8	12	24	21	744
Provision for income taxes1	(56)	(20)	(73)	(16)	(3)	(6)	(3)	(177)
Net income (loss) including non-controlling interests	59	65	406	(8)	9	18	18	567
Less: net income (loss) attributable to non-controlling interests	7	—	—	—	—	(32)	—	(25)
Net income (loss) attributable to common shareholders	$66	$65	$406	$(8)	$9	$(14)	$18	$542
Basic income per share attributable to common shareholders	$0.27	$0.27	$1.67	$(0.03)	$0.04	$(0.06)	$0.07	$2.23
Basic weighted average shares outstanding	243	243	243	243	243	243	243	243
Diluted income per share attributable to common shareholders	$0.27	$0.27	$1.66	$(0.03)	$0.04	$(0.06)	$0.07	$2.22
Diluted weighted average shares outstanding	244	244	244	244	244	244	244	244
Net income (loss) attributable to common shareholders	$66	$65	$406	$(8)	$9	$(14)	$18	$542
Net income margin2	0.5%							3.8%
Depreciation expense	40	—	—	—	—	—	—	40
Amortization of intangibles	479	—	(479)	—	—	—	—	—
Interest expense and other, net	353	—	—	(8)	—	—	—	345
Provision for income taxes	56	20	73	16	3	6	3	177
EBITDA (non-GAAP)	$994	$85	$—	$—	$12	$(8)	$21	$1,104
EBITDA margin	6.9%							7.7%

1
Calculation uses a full year estimated statutory rate on each non-GAAP tax deductible adjustment, unless the nature of the item requires application of specific tax treatment for related impacts.

2
Calculated as net income attributable to common shareholders divided by revenues.

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V81975-P41695 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AMENTUM HOLDINGS, INC.

1. Election of Directors

Nominees:

	For	Against	Abstain
1a. Steven J. Demetriou	☐	☐	☐
1b. John Heller	☐	☐	☐
1c. Benjamin Dickson	☐	☐	☐
1d. Vincent K. Brooks	☐	☐	☐
1e. Ralph E. Eberhart	☐	☐	☐
1f. Alan E. Goldberg	☐	☐	☐
1g. S. Leslie Ireland	☐	☐	☐
1h. Barbara L. Loughran	☐	☐	☐
1i. Sandra E. Rowland	☐	☐	☐
1j. Christopher M.T. Thompson	☐	☐	☐
1k. Russell Triedman	☐	☐	☐
1l. John Vollmer	☐	☐	☐
1m. Connor Wentzell	☐	☐	☐
2. The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the Company's fiscal year 2026.	☐	☐	☐
3. Advisory vote to approve the Company's named executive officer compensation.	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

AMENTUM HOLDINGS, INC. 4800 WESTFIELDS BLVD, SUITE 400 CHANTILLY, VA 20151 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Standard Time on February 5, 2026 for shares held directly and by 11:59 PM Eastern Standard Time on February 3, 2026 for shares held in a plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting -Go to www.virtualshareholdermeeting.com/AMTM2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Standard Time on February 5, 2026 for shares held directly and by 11:59 PM Eastern Standard Time on February 3, 2026 for shares held in a plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. V81975-P41695 AMENTUM HOLDINGS, INC. The Board of Directors recommends that you vote “FOR” the nominees under Proposal 1, and “FOR” Proposals 2 and 3. 1. Election of Directors For Against Abstain Nominees: 1a. Steven J. Demetriou ! ! ! For Against Abstain 1b. John Heller ! ! ! 1k. Russell Triedman ! ! ! 1c. Benjamin Dickson ! ! ! 1l. John Vollmer ! ! ! 1d. Vincent K. Brooks ! ! ! 1m. Connor Wentzell ! ! ! 1e. 1f. Ralph E. Eberhart Alan E. Goldberg ! ! ! ! ! ! 2. The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year 2026. ! ! ! 1g. 1h. 1i. S. Leslie Ireland Barbara L. Loughran Sandra E. Rowland ! ! ! ! ! ! ! ! ! 3. Advisory vote to approve the Company’s named executive officer compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. ! ! ! 1j. Christopher M.T. Thompson ! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Form 10-K are available at www.proxyvote.com. V81976-P41695 AMENTUM HOLDINGS, INC. ANNUAL MEETING OF STOCKHOLDERS FEBRUARY 6, 2026 9:00 A.M. (EST) THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints each of Travis B. Johnson and Michele T. St. Mary with full power of substitution, to represent the undersigned and to vote all of the shares of stock in Amentum Holdings, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company, to be held virtually at 9:00 a.m. (EST) on February 6, 2026 and at any adjournment or postponement thereof: (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Company’s Proxy Statement, receipt of which is hereby acknowledged, and (2) in their best judgement upon such matters as may properly come before the meeting. The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR the election of the nominees listed on the reverse side for the Board of Directors, and FOR Proposals 2 and 3. Whether or not you are able to attend the meeting, you are urged to sign and mail the proxy card in the return envelope so that the stock may be represented at the meeting. Continued and to be signed on reverse side